As filed with the Securities and Exchange Commission on August 31, 2020

File No. 002-16590

File No. 811-00945

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

Under the SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 131	☒

and/or

REGISTRATION STATEMENT

 Under the INVESTMENT COMPANY ACT OF 1940

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 132	☒

(Check appropriate box or boxes)

Virtus Equity Trust

(Exact Name of Registrant as Specified in Charter)

Area Code and Telephone Number: (800) 243-1574

101 Munson Street

Greenfield, Massachusetts 01301

(Address of Principal Executive Offices)

Kevin J. Carr, Esq.

Vice President and Senior Counsel

Virtus Investment Partners, Inc.

One Financial Plaza

Hartford, Connecticut 06103

(Name and Address of Agent for Service)

Copies of All Correspondence to:

David C. Mahaffey, Esq.

Sullivan & Worcester LLP

1666 K Street, N.W.

Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)
☐	on _____________ pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on or at such later date as the Commission shall order pursuant to paragraph (a)(2)
☐	75 days after filing pursuant to paragraph (a)(2)

☐	on _____________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

 This Post-Effective Amendment consists of the following:

1.	Facing Sheet of the Registration Statement
2.	This Explanatory Note
3.	Statutory prospectus for the Virtus KAR Equity Income Fund
4.	Amendment to the Statement of Additional Information, dated January 28, 2020, as supplemented, which contains disclosure changes for Virtus KAR Equity Income Fund as approved by shareholders at a meeting held on August 28, 2020.
5.	Part C
6.	Signature Page

This Post-Effective Amendment No. 131 is being filed for the sole purpose of incorporating certain disclosure changes into the Summary and Statutory Prospectus for the Virtus KAR Equity Income Fund (f/k/a Virtus Rampart Enhanced Core Equity Fund) and Statement of Additional Information for Virtus Equity Trust. But for the supplemental disclosure filed herewith, the multi-fund Virtus Equity Trust Statutory Prospectus included in Part A and the Statement of Additional Information included in Part B of Registrant’s Post-Effective Amendment No. 127 to its registration statement filed on January 24, 2020, effective January 28, 2020, and supplemented on March 18, April 28, June 18 and July 13, 2020, which are incorporated by reference herein, are unchanged.

PROSPECTUS
VIRTUS EQUITY TRUST

August 31, 2020
TICKER SYMBOL BY CLASS
FUND	A	C	I	R6
Virtus KAR Equity Income Fund	PDIAX	PGICX	PXIIX	VECRX
The Securities and Exchange Commission and the state securities commissions have not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This prospectus contains important information that you should know before investing in Virtus Mutual Funds. Please read it carefully and retain it for future reference.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports will no longer be sent by mail, unless specifically requested from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you have already elected to receive reports electronially you will not be affected by this change and neet not take action.
You may elect at any time to receive not only shareholder reports but also certain other communications such as prospectuses from the fund electronically, or you may elect to receive all future shareholder reports in paper free of charge to you. If you own your shares directly with the fund, you may make such elections by calling the fund at 1-800-243-1574 or, with respect to requesting electronic delivery, by visiting www.virtus.com. An election made directly with the fund will apply to all Virtus Mutual Funds in which you own shares directly. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Virtus Mutual Funds

This Prospectus provides information concerning the fund that you should consider in determining whether to purchase shares of the fund. None of this Prospectus, the SAI or any contract that is an exhibit to the fund’s registration statement is intended to give rise to any agreement or contract between the fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Virtus KAR Equity Income Fund

Investment Objective
The fund has investment objectives of capital appreciation and current income.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial advisor or other financial intermediary; (ii) under “Sales Charges” on page 11 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 99 of the fund’s statement of additional information (“SAI”).
Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I		Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e	Non	e
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	1.00	%(a)	Non	e	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I		Class R6
Management Fees	0.75%	0.75%	0.75%		0.75%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	Non	e	Non	e
Other Expenses	0.34%	0.35%	0.34%		0.28%
Total Annual Fund Operating Expenses	1.34%	2.10%	1.09%		1.03%
Less: Fee Waiver and/or Expense Reimbursement(b)	(0.14)%	(0.15)%	(0.14)%		(0.12)%
Total Annual Fund Operating Expenses After Expense Reimbursement (b)	1.20%	1.95%	0.95%		0.91%

(a)
The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)
The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.20% for Class A Shares, 1.95% for Class C Shares, 0.95% for Class I Shares and 0.91% for Class R6 Shares through January 31, 2022. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, or at the time of recapture.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes an investment of  $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$690	$962	$1,254	$2,083
Class C	Sold	$298	$643	$1,115	$2,419
	Held	$198	$643	$1,115	$2,419
Class I	Sold or Held	$97	$333	$587	$1,316
Class R6	Sold or Held	$93	$316	$557	$1,249
Virtus KAR Equity Income Fund1

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 26% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund invests in a diversified portfolio of primarily high-quality, dividend-paying U.S. companies. The investment strategy emphasizes companies the subadviser believes to have a durable competitive advantage, strong management and low financial risk and to be able to grow over market cycles. The fund typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size. Under normal circumstances, the fund invests at least 80% of its assets in dividend paying equity securities. Generally, the fund invests in approximately 25 to 50 securities at any given time.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below.
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Equity Securities Risk.  The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

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Limited Number of Investments Risk.  Because the fund may have a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a fund with a greater number of securities.

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Large Market Capitalization Companies Risk.  The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

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Market Volatility Risk.  The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

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Redemption Risk.  One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.

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Small and Medium Market Capitalization Risk.  The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. The current subadviser commenced providing services for the fund in September 2020 and therefore the returns shown in the table for periods prior to that date reflect the performance of other investment professionals.
2Virtus KAR Equity Income Fund

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.
Calendar year total returns for Class I Shares
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q1/2012:	14.59%	Worst Quarter:	Q3/2011:	-17.52%
Average Annual Total Returns (for the periods ended 12/31/19)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	5 Years	10 Years	Since Inception Class R6 (1/30/2018)
Class I Shares
Return Before Taxes	28.46%	9.85%	11.53%	—
Return After Taxes on Distributions	28.10%	7.11%	9.53%	—
Return After Taxes on Distributions and Sale of Fund Shares	17.11%	6.68%	8.80%	—
Class A Shares
Return Before Taxes	20.75%	8.28%	10.60%	—
Class C Shares
Return Before Taxes	27.15%	8.75%	10.42%	—
Class R6 Shares
Return Before Taxes	28.48%	—	—	5.05%
MSCI USA High Dividend Yield Index (net) (reflects no deduction for fees, expenses or taxes)	21.26%	9.78%	12.65%	6.37%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%	9.48%
As of September 1, 2020 the benchmark to which performance of the fund is compared is the MSCI USA High Dividend Yield Index (net) replacing the fund’s previous primary benchmark, the S&P 500® Index. The fund’s new subadviser believes the MSCI USA High Dividend Yield Index (net) better reflects the markets and securities in which the fund will be invested than the fund’s previous benchmark. The MSCI USA High Dividend Yield Index (net) is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities.
Virtus KAR Equity Income Fund3

Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Kayne Anderson Rudnick Investment Management, LLC (“KAR”), an affiliate of VIA (since September 2020).
Portfolio Manager
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Richard Sherry, CFA,  Senior Research Analyst at KAR. Mr. Sherry has served as a Portfolio Manager of the fund since September 2020.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
•
$2,500, generally

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$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

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No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A and Class C Shares:
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$100, generally

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No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; and (vi) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the fund over another investment.
No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares.
Ask your financial professional or visit your financial intermediary’s website for more information.
4Virtus KAR Equity Income Fund

More Information About Fund Expenses

VIA has contractually agreed to limit the total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) through January 31, 2022 of the fund so that such expenses do not exceed, on an annualized basis, the amounts indicated in the following table.
	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares
Virtus KAR Equity Income Fund	1.20%	1.95%	0.95%	0.91%
Following the contractual period, VIA may discontinue these reimbursement arrangements at any time. Under certain conditions, VIA may recapture operating expenses waived or reimbursed under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, or at the time of recapture.
More Information About Investment Objectives and Principal Investment Strategies

The investment objective and principal strategies of the fund are described in this section. The fund has a non-fundamental investment objective. A non-fundamental investment objective may be changed by the Board of Trustees without shareholder approval. If the fund’s investment objective is changed, the prospectus will be supplemented to reflect the new investment objective and shareholders will be provided with at least 60 days advance notice of such change. There is no guarantee that the fund will achieve its objective.
Please see the statement of additional information (“SAI”) for additional information about the securities and investment strategies described in this prospectus and about additional securities and investment strategies that may be used by the fund.
Virtus Mutual Funds5

Virtus KAR Equity Income Fund

Non-Fundamental Investment Objective
The fund has investment objectives of capital appreciation and current income.
Principal Investment Strategies
The fund invests in dividend paying equity securities of U.S. companies. The fund typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size. Under normal circumstances, the fund invests at least 80% of its assets in dividend paying equity securities. The fund’s policy of investing 80% of its assets in dividend paying equity securities may be changed only upon 60 days’ written notice to shareholders.
The subadviser believes that owning a focused yet economically diversified portfolio of high quality companies will achieve attractive long-term risk-adjusted investment returns. The subadviser defines “high quality” as a qualitative business characteristic that enables a company to resist competitive forces and thereby produce high and enduring profitability. The subadviser applies thorough fundamental analysis to evaluate a company’s competitive attributes in order to identify high quality companies for the fund’s portfolio. Generally, the fund invests in approximately 25 to 50 securities at any given time.
The subadviser’s sell discipline seeks to dispose of holdings that, among other things, are the subject of negative developments individually or as an industry, or as necessary to provide funding to upgrade and improve portfolio holdings or meet diversification requirements.
Temporary Defensive Strategy: During periods of adverse market conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash or short-term money market instruments including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the fund may not achieve its objectives.
Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Risks Associated with Additional Investment Techniques and Fund Operations” for other investment techniques of the fund.
6Virtus KAR Equity Income Fund

More Information About Risks Related to Principal Investment Strategies

The fund may not achieve its objective, and is not intended to be a complete investment program.
Generally, the value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money.
Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser or a subadviser expects. As a result, the value of your shares may decrease.
Specific risks of investing in the fund are described in detail below.
Equity Securities
Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the fund goes down, the value of the fund’s shares will be affected.
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Large Market Capitalization Companies Risk. The value of investments in larger companies may not rise as much as investments in smaller companies, and larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

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Small and Medium Market Capitalization Companies Risk. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the fund.

Limited Number of Investments
There is a risk that the fund’s portfolio may be more susceptible to factors adversely affecting issuers of securities in the fund’s portfolio than would a fund holding a greater number of securities.
Market Volatility
The value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Such price changes may be temporary or may last for extended periods.
Instability in the financial markets may expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government and other governments have taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which the fund is regulated, which could limit or preclude the fund’s ability to achieve its investment objective. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.
Redemption
The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund by, for example, accelerating the realization of capital gains and/or increasing the fund’s transaction costs.
Virtus Mutual Funds7

Management of the Fund

The Adviser
VIA (also the “Adviser”) is the investment adviser to the fund and is located at One Financial Plaza, Hartford, CT 06103. VIA acts as the investment adviser for over 40 mutual funds. As of June 30, 2020, VIA had approximately $32.1 billion in assets under management. VIA has acted as an investment adviser for over 80 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business.
Subject to the direction of the fund’s Board of Trustees, VIA is responsible for managing the fund’s investment program and for the general operations of the fund, including oversight of the fund’s subadviser, and recommending their hiring, termination and replacement.
VIA has appointed and oversees the activities of the subadviser for the fund. The subadviser manages the investments of the fund to conform with its investment policies as described in this prospectus.
Management Fees
The fund pays VIA an investment management fee that is accrued daily against the value of the fund’s average daily net assets at the annual rates shown in the table below.
	First $1 billion	$1+ billion through $2 billion	$2+ billion
Virtus KAR Equity Income Fund	0.75%	0.70%	0.65%
Out of its investment management fee, VIA pays the subadviser a subadvisory fee. For its services to Virtus KAR Equity Income Fund, KAR receives as its subadvisory fee 50% of the net investment management fee.
The Subadviser
KAR, an affiliate of VIA, is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067. KAR acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of June 30, 2020, KAR had approximately $37.0 billion in assets under management.
A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements of the fund is expected to be available in the fund’s annual report covering the period October 1, 2019 through September 30, 2020.
The fund and VIA have received shareholder approval to rely on an exemptive order and additional exemptive relief from the Securities and Exchange Commission (“SEC”) that permits VIA, subject to certain conditions, and without the approval of shareholders, to: (a) select unaffiliated subadvisers, partially-owned affiliated subadvisers, and wholly-owned affiliated subadvisers, to manage all or a portion of the assets of the fund, and enter into subadvisory agreements with such subadvisers; (b) materially amend subadvisory agreements with such subadvisers; and (c) to continue the employment of existing subadvisers after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements. In such circumstances, shareholders would receive notice of such action. In addition, the exemptive relief permits the fund to disclose its advisory fees as follows: (a) advisory fees paid by the fund to VIA and the subadvisory fees paid by VIA to wholly-owned affiliated subadvisers for the fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each individually; and (b) subadvisory fees paid by VIA to multiple unaffiliated and partially-owned affiliated subadvisers for the fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each such subadviser individually.
Portfolio Management
The following individual is primarily responsible for the day-to-day management of the fund’s portfolio since September 2020.
KAR
Virtus KAR Equity Income Fund	Richard Sherry, CFA (since September 2020)
Richard Sherry, CFA. Mr. Sherry is a Portfolio Manager for large-capitalization portfolios and a Senior Research Analyst at KAR. Before joining KAR in 1995, Mr. Sherry was an operations/marketing supervisor at Pilgrim Asset Management. He has approximately 25 years of investment industry experience.
8Virtus Mutual Funds

Please refer to the SAI for additional information about the fund’s portfolio manager, including the structure of and method of computing compensation, other accounts managed and ownership of shares of the fund.
Risks Associated with Additional Investment Techniques and Fund Operations

Cybersecurity
With the increased use of technologies such as the Internet to conduct business, the fund is potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the digital information systems, networks or devices of the fund or its service providers (including, but not limited to, the fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries) through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the fund. Any such cybersecurity breaches or losses of service may cause the fund to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. While the fund and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value.
Exchange-Traded Funds (ETFs)
ETFs invest in a portfolio of securities designed to track a particular market segment or index. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that fund shareholders indirectly bear; such expenses may exceed the expenses the fund would incur if it invested directly in the underlying portfolio of securities the ETF is designed to track. Shares of ETFs trade on a securities exchange and may trade at, above, or below their net asset value.
Operational
An investment in the fund, like any mutual fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the fund. While the fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the fund.
Securities Lending
The fund may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the fund.
Short-Term Investments
Short-term investments include money market instruments, repurchase agreements, certificates of deposit and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.
Virtus Mutual Funds9

Pricing of Fund Shares

How is the Share Price determined?
The fund calculates a share price for each class of its shares. The share price (net asset value or “NAV”) for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, the fund calculates a share price for each class by:
•
adding the values of all securities and other assets of the fund;

•
subtracting liabilities; and

•
dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies’ NAVs. Debt instruments, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the fund’s NAV. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.
Liabilities: Accrued liabilities for class-specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class-specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.
Net Asset Value (NAV): The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s NAV per share.
The NAV per share of each class of the fund is determined as of the close of regular trading (normally 4:00 PM Eastern Time) on days when the New York Stock Exchange (“NYSE”) is open for trading.The fund will not calculate its NAV per share class on days when the NYSE is closed for trading. If the fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the fund does not price its shares, the NAV of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.
How are securities fair valued?
If market quotations are not readily available or available prices are not reliable, the fund determines a “fair value” for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt instruments that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; (viii) securities where the market quotations are not readily available as a result of “significant” events; and (ix) securities whose principal exchange or trading market is closed for an entire business day on which the fund needs to determine its NAV. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.
The value of any portfolio security held by the fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) the value of other relevant financial instruments, including derivative securities, traded on other markets or among dealers; (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iv) the type of the security; (v) the size of the holding; (vi) the initial cost of the security; (vii) trading volumes on markets, exchanges or among broker-dealers; (viii) price quotes from dealers and/or pricing services; (ix) values of baskets of securities traded on other markets, exchanges, or among dealers; (x) changes in interest rates; (xi)
10Virtus Mutual Funds

information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (xii) an analysis of the company’s financial statements; (xiii) government (domestic or foreign) actions or pronouncements; (xiv) recent news about the security or issuer; (xv) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; and (xvi) other news events or relevant matters.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the fund calculates its NAV at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
The value of a security, as determined using the fund’s fair valuation procedures, may not reflect such security’s market value.
At what price are shares purchased?
All investments received by the fund’s authorized agents in good order prior to the close of regular trading on the NYSE (generally 4:00 PM Eastern Time) will be executed based on that day’s NAV; investments received by the fund’s authorized agents in good order after the close of regular trading on the NYSE will be executed based on the next business day’s NAV. Shares credited to your account from the reinvestment of the fund’s distributions will be in full and fractional shares that are purchased at the closing NAV on the next business day on which the fund’s NAV is calculated following the dividend record date.
Sales Charges

An investor may be required to pay commissions and/or other forms of compensation to a broker for transactions in any share class, which are not reflected in the disclosure in this section.
What are the classes and how do they differ?
Currently, the fund offers multiple classes of shares. Each class of shares has different sales and distribution charges. (See “Fund Fees and Expenses” in the fund’s “Fund Summary” previously in this prospectus.) For certain classes of shares, the fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940, as amended (Rule 12b-1 Fees), that authorizes the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders.
The Rule 12b-1 Fees for each class of the fund are as follows:
Fund	Class A	Class C	Class I	Class R6
Virtus KAR Equity Income Fund	0.25%	1.00%	None	None
What arrangement is best for you?
The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Your financial representative should recommend only those arrangements that are appropriate for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoints.
Virtus Mutual Funds11

To determine your eligibility for a sales charge discount on Class A Shares, you may aggregate all of your accounts (including joint accounts, retirement accounts such as individual retirement accounts (“IRAs”), non-IRAs, etc.) and those of your spouse, domestic partner, children and minor grandchildren.
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Different intermediaries may impose different sales charges (including partial reduction in or waivers of sales charges) other than those listed in this section. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, entitled “Intermediary Sales Charges Discounts and Waivers.” Appendix A is incorporated herein by reference and is legally part of this prospectus.
Your financial representative may request that you provide an account statement or other holdings information to determine your eligibility for a breakpoint and/or waiver and to make certain all involved parties have the necessary data. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial representative at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, in order to receive these waivers or discounts shareholders will have to purchase fund shares through another intermediary offering such waivers or discounts or directly from the fund if the fund offers such waivers or discounts.
Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the SAI in the section entitled “How to Buy Shares.” Intermediary-specific sales charge variations are described in Appendix A to this prospectus, entitled “Intermediary Sales Charges Discounts and Waivers.” This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of virtus.com. Please be sure that you fully understand these choices before investing. If you or your financial representative requires additional assistance, you may also contact Virtus Fund Services by calling toll-free 800-243-1574.
Class A Shares. If you purchase Class A Shares of the fund, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. (See Initial Sales Charge Alternative—Class A Shares below.) Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a contingent deferred sales charge (“CDSC”) in an amount up to 1.00% may be imposed on certain redemptions within 18 months of a finder’s fee being paid. Finder’s fees are paid only on eligible purchases of at least $1 million and will not be paid on purchases for which the financial intermediary involved does not provide the information necessary for the fund’s Transfer Agent to identify the purchase as eligible. The 18-month period begins on the last day of the month preceding the month in which the purchase was made, and shares not subject to a finder’s fee will be deemed to be redeemed first in order to minimize the instances in which the CDSC will be charged. Class A Shares have lower distribution and service fees (0.25%) and as a result pay higher dividends than Class C Shares. If you transact in Class A Shares through a financial intermediary, your financial intermediary may charge you a fee outside of the fund, such as brokerage commission or an investment advisory fee. You should consult your financial intermediary regarding the different share classes available to you, how their fees and expenses differ, and whether the fees charged by your financial intermediary differ depending upon which share class you choose.
Class C Shares. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See “Deferred Sales Charge Alternative—Class C Shares” below.) Class C Shares have higher distribution and services fees (1.00%) and pay lower dividends than Class A Shares. With certain exceptions, Class C Shares will convert to Class A Shares after ten years, thus reducing future annual expenses. If you transact in Class C Shares through a financial intermediary, your financial intermediary may charge you a fee outside of the fund, such as brokerage commission or an investment advisory fee. You should consult your financial intermediary regarding the different share classes available to you, how their fees and expenses differ, and whether the fees charged by your financial intermediary differ depending upon which share class you choose.
Class I Shares. Class I Shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the fund’s distributor to offer Class I Shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I Shares are also offered to private and institutional clients of, or referred by, the adviser, a subadviser or their affiliates, and to Trustees of the fund and trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus and its affiliates. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at
12Virtus Mutual Funds

any time. There are no distribution and service fees applicable to Class I Shares. If you transact in Class I Shares through a financial intermediary, your financial intermediary may charge you a fee outside of the fund, such as brokerage commission or an investment advisory fee. You should consult your financial intermediary regarding the different share classes available to you, how their fees and expenses differ, and whether the fees charged by your financial intermediary differ depending upon which share class you choose.
Class R6 Shares. Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; and (vi) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. In addition, without a minimum initial investment requirement, Class R6 Shares are available to any trustee of the Virtus Funds and trustees/directors of affiliated open- and closed-end funds, directors, officers and employees of Virtus and its affiliates, and a spouse or domestic partner, child or minor grandchild of any such qualifying individual (in each case either individually or jointly with other investors), provided in each case that those shares are held directly with the Transfer Agent or in an eligible account. The minimum initial investment amount may be waived subject to the fund’s discretion. If you are eligible to purchase and do purchase Class R6 Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class R6 Shares. If you transact in Class R6 Shares through a financial intermediary, your financial intermediary may charge you a fee outside of the fund, such as brokerage commission or an investment advisory fee. You should consult your financial intermediary regarding the different share classes available to you, how their fees and expenses differ, and whether the fees charged by your financial intermediary differ depending upon which share class you choose.
Initial Sales Charge Alternative—Class A Shares. The public offering price of Class A Shares is the NAV plus a sales charge that varies depending on the size of your purchase. (See “Class A Shares—Reduced Initial Sales Charges” in the SAI.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund’s underwriter, VP Distributors, LLC (“VP Distributors” or the “Distributor”).
Sales Charge you may pay to purchase Class A Shares
	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.75	4.99
$100,000 but under $250,000	3.75	3.90
$250,000 but under $500,000	2.75	2.83
$500,000 but under $1,000,000	2.00	2.04
$1,000,000 or more	None	None
Class A Sales Charge Reductions and Waivers
Investors may qualify for reduced or no initial (front-end) sales charges, as shown in the table above, through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the SAI. These reductions and waivers do not apply to any CDSC that may be applied to certain Class A Share redemptions.
Combination Purchase Privilege. Your purchase of any class of shares of this fund or any other Virtus Mutual Fund, if made at the same time by the same person, will be added together with any existing Virtus Mutual Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as either: (a) any individual, his or her spouse or domestic partner, children and minor grandchildren purchasing shares for his, her or their own account (including an IRA account) including his, her or their own sole proprietorship or trust where any of the above is a named beneficiary; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (d) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or
Virtus Mutual Funds13

providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.
Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of this fund or any other Virtus Mutual Fund, if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and Virtus Mutual Funds. Shares worth 5% of the Letter of Intent amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.
Right of Accumulation. The value of your account(s) in any class of shares of this fund or any other Virtus Mutual Fund, if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to Virtus Mutual Funds or their agents at the time of purchase to exercise this right.
Gifting of Shares. If you make a gift of shares of a Virtus Mutual Fund, upon your request you may combine purchases, if made at the same time, of any class of shares of this fund or any other Virtus Mutual Fund at the sales charge discount allowed for the combined purchase. The receiver of the gift may also be entitled to a prospective reduction in sales charges in accordance with the fund’s right of accumulation or other provisions. You or the receiver of the gift must provide certain account information to Virtus Mutual Funds or their agents at the time of purchase to exercise this right.
Purchase by Associations. Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.
Account Reinstatement Privilege. Subject to the fund’s policies and procedures regarding market timing, for 180 days after you sell your Class A Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more.
Sales at Net Asset Value. In addition to the programs summarized above, the fund may sell its Class A Shares at NAV without an initial sales charge to certain types of accounts or account holders, as described below.
If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares, provided that such purchase is made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the fund:
(1) Trustee, director or officer of any Virtus Mutual Fund, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates;
(2) Any director or officer, or any full-time employee or sales representative (for at least 90 days), of the fund’s Adviser, subadviser or Distributor;
(3) Any private client of an Adviser or subadviser to any Virtus Mutual Fund;
(4) Registered representatives and employees of securities dealers with whom the Distributor has sales agreements;
(5) Any qualified retirement plan exclusively for persons described above;
(6) Any officer, director or employee of a corporate affiliate of the Adviser, subadviser or Distributor;
(7) Any spouse or domestic partner, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or (6) above;
(8) Employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates;
(9) Any employee or agent who retires from the Distributor and/or their corporate affiliates or from PNX, as long as, with respect to PNX employees or agents, such individual was employed by PNX prior to December 31, 2008;
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(10) Any Virtus direct account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of  $10,000,000 or more or at least 100 eligible employees;
(11) Any person with a direct rollover transfer of shares from an established Virtus Mutual Fund or Virtus qualified plan;
(12) Any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge;
(13) Any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000;
(14) Any deferred compensation plan established for the benefit of any trustee or director of Virtus, any Virtus Mutual Fund, or any open-or closed-end fund advised, subadvised or distributed by the Adviser, the Distributor or any of their corporate affiliates.
If you fall within any one of the following categories, you also will not have to pay a sales charge on your purchase of Class A Shares:
(15) Individuals purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for its clients (see Appendix A to this prospectus for a description of broker-dealers offering various sales load waivers);
(16) Purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;
(17) Retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, certain plans qualified or created under Sections 401(a), 403(b) or 457 of the Internal Revenue Code (the “Code”), and “rabbi trusts” that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or
(18) Clients of investment professionals or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment professional or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. (See Appendix A to this prospectus for a description of broker-dealers offering various sales load waivers.) Each of the investors described in (15) through (18) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
CDSC you may pay on Class A Shares
Investors buying Class A Shares on which a finder’s fee has been paid may incur a CDSC in an amount equal to 1.00% if they redeem their shares within 18 months of a finder’s fee being paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made, and shares not subject to a finder’s fee will be deemed to be redeemed first. The CDSC will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less.
Deferred Sales Charge Alternative—Class C Shares
Class C Shares are purchased without an initial sales charge; however, shares sold within one year of purchase are subject to a CDSC of 1.00%. The sales charge will be multiplied by the then-current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in NAV or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest. The date of purchase will be used to calculate the number of shares owned and time period held.
With certain exceptions, Class C Shares, and any reinvested dividends and other distributions paid on such shares, will automatically convert to Class A Shares after 10 years. However, for investors invested in Class C Shares through a financial intermediary or recordkeeper, it is the responsibility of the financial intermediary or recordkeeper to ensure that the investor is credited with the proper holding period for the shares redeemed. The automatic conversion of Class C Shares to Class A Shares shall not apply to shares held through intermediaries or recordkeepers that do not track the length of time that a participant has held such shares or that are not otherwise able to operationally support the automatic conversion feature.
Virtus Mutual Funds15

In addition, certain Class C Shares may be exchangeable in advance of the 10 year anniversary. If you hold your shares through a financial intermediary or recordkeeper, please contact your financial intermediary or recordkeeper for additional information. Class C Shares that have been held directly with the fund, and not through a financial intermediary, for fewer than 10 years may be exchanged for Class A Shares at the fund’s or transfer agent’s discretion if  (i) the Class C Shares are not subject to a CDSC, and (ii) a commission was not paid on the sale of such Class C Shares.
All conversions and exchanges from Class C Shares to Class A Shares will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. Automatic conversions of Class C shares to Class A shares will generally be processed monthly on or about the 10th day of the month, although for investors invested in Class C Shares through a financial intermediary or recordkeeper, it is the responsibility of the financial intermediary or recordkeeper to determine the timing of the conversions. As of the date of this Prospectus, conversions and exchanges from Class C Shares to Class A Shares of the fund are not expected to be considered taxable events for Federal income tax purposes. Shareholders should consult their tax professionals regarding their own tax considerations.
Deferred Sales Charge you may pay to sell Class C Shares
Year	1	2+
CDSC	1%	0%
Class A and Class C CDSC Reductions and Waivers
The CDSC is waived on the redemption (sale) of Class A Shares and Class C Shares if the redemption is made:
(a)
within one year of death;

(i) of the sole shareholder on an individual account,
(ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse or domestic partner,
(iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account, or
(iv) of the “grantor” on a trust account;
(b)
within one year of disability, as defined in Code Section 72(m)(7);

(c)
as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus;

(d)
by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;

(e)
based on the exercise of exchange privileges among Class A Shares, Class C Shares and Class C1 Shares of the fund and any of the Virtus Mutual Funds;

(f)
based on any direct rollover transfer of shares from an established Virtus Mutual Fund qualified plan into a Virtus Mutual Fund IRA by participants terminating from the qualified plan; and

(g)
based on the systematic withdrawal program, provided such withdrawals do not exceed more than 1% monthly or 3% quarterly of the aggregate net investments. (See “Systematic Withdrawal Program” in this SAI for additional information about these restrictions.)

If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death.
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares through a financial intermediary offering them. Different intermediaries may impose different sales charges (including partial reduction in or waivers of sales charges) other than those listed in this section, provided that they do not exceed the maximum sales charge listed. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, entitled “Intermediary Sales Charge Discounts and Waivers.” Appendix A is incorporated herein by reference and is legally part of this prospectus.
Compensation to Dealers
Class A Shares, Class C Shares and Class I Shares Only
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Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.
Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75	4.99	4.25
$100,000 but under $250,000	3.75	3.90	3.25
$250,000 but under $500,000	2.75	2.83	2.25
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None
With respect to Class C Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares sold by such dealers. Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.
Dealers and other entities that enter into special arrangements with the Distributor or the fund’s transfer agent, Virtus Fund Services, LLC (the “Transfer Agent”), may receive compensation for the sale and promotion of shares of the fund. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the fund through distribution fees, service fees or, in some cases, the Distributor may pay certain fees from its own profits and resources.
Dealers and other entities that enter into special arrangements with the Distributor or the Transfer Agent may receive compensation from or on behalf of the fund for providing certain recordkeeping and related services to the fund or their shareholders. These fees may also be referred to as shareholder accounting fees, administrative services fees, sub-transfer agent fees or networking fees. They are not for the sale, promotion or marketing of fund shares.
From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. These payments are sometimes referred to as “revenue sharing.” Among others, the Distributor has agreed to make such payments for marketing support services to Equitable Advisors, LLC. The Distributor may pay broker-dealers a finder’s fee in an amount equal to 1.00% of eligible Class A Share purchases from $1,000,000 to $3,000,000, 0.50% on amounts of  $3,000,001 to $10,000,000, and 0.25% on amounts greater than $10,000,000. Purchases of Class A Shares by an account in the name of a qualified employee benefit plan are eligible for a finder’s fee only if such plan has at least 100 eligible employees. A CDSC in an amount equal to 1.00% may be imposed on certain redemptions of such Class A investments. The CDSC may be imposed on redemptions within 18 months of a finder’s fee being paid. For purposes of determining the applicability of the CDSC, the 18-month period begins on the last day of the month preceding the month in which the purchase was made. The Distributor will also pay broker-dealers a service fee of 0.25% beginning in the thirteenth month following purchase of Class A Shares on which a finder’s fee has been paid. Dealers must have an aggregate value of  $50,000 or more per fund CUSIP to qualify for payment. VP Distributors reserves the right to discontinue or alter such fee payment plans at any time.
From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.
Virtus Mutual Funds17

The Distributor has also agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and appropriate recommendations free of any influence by reason of these arrangements.
The categories of payments the Distributor and/or the Transfer Agent may make to other parties are not mutually exclusive, and such parties may receive payments under more than one or all categories. These payments could be significant to a party receiving them, creating a conflict of interest for such party in making investment recommendations to investors. Investors should make due inquiry of any party recommending the fund for purchase to ensure that such investors are receiving the requisite point of sale disclosures and appropriate recommendations free of any influence by reason of these arrangements.
A document containing information about sales charges, including breakpoint (volume) discounts, is available free of charge on the Internet at virtus.com. In the Our Products section, go to the “Mutual Funds” tab and click on the link for Breakpoint (Volume) Discounts.
Class R6 Shares Only
No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares.
Your Account

Opening an Account
Class A Shares, Class C Shares and Class I Shares Only
Your financial professional can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.
The fund has established the following preferred methods of payment for fund shares:
•
Checks drawn on an account in the name of the investor and made payable to Virtus Mutual Funds;

•
Checks drawn on an account in the name of the investor’s company or employer and made payable to Virtus Mutual Funds; or

•
Wire transfers or Automated Clearing House (“ACH”) transfers from an account in the name of the investor, or the investor’s company or employer.

Payment in other forms may be accepted at the discretion of the fund; however, the fund generally does not accept such other forms of payment as cash equivalents (such as traveler’s checks, cashier’s checks, money orders or bank drafts), starter checks, credit card convenience checks, or certain third party checks. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at the NAV next calculated after the decision is made by us to close the account.
Step 1.
Your first choice will be the initial amount you intend to invest in the fund.
Minimum initial investments applicable to Class A and Class C Shares:
•
$100 for individual retirement accounts (“IRAs”), accounts that use the systematic exchange privilege, or accounts that use the Systematic Purchase program. (See Investor Services and Other Information for additional details.)

18Virtus Mutual Funds

•
There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

•
$2,500 for all other accounts.

Minimum additional investments applicable to Class A and Class C Shares:
•
$100 for any account.

•
There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into another account.

Minimum initial investments applicable to Class I Shares:
•
$100,000 for any account for qualified investors. (Call Virtus Fund Services at 800-243-1574 for additional details.)

There is no minimum additional investment requirement applicable to Class I Shares.
Step 2.
Your second choice will be what class of shares to buy. Each share class, except Class I Shares and Class R6 Shares, has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial professional can help you pick the share class that makes the most sense for your situation.
Step 3.
Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:
•
Receive both dividends and capital gain distributions in additional shares;

•
Receive dividends in additional shares and capital gain distributions in cash;

•
Receive dividends in cash and capital gain distributions in additional shares; or

•
Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.
Class R6 Shares Only
If you are investing through a qualified retirement plan, bank or trust company, insurance company or other qualifying financial institution, registered investment company or non-qualified deferred compensation plan, your financial institution or financial intermediary will provide you with the information you need to open an account and buy Class R6 Shares. If you are a qualified institutional investor, or qualified individual investor as described under the heading “What arrangement is best for you?,” please refer to the instructions above for Class A Shares, Class C Shares and Class I Shares, except for the application of any minimum initial and/or additional purchase requirement.
All Share Classes
The fund reserves the right to refuse any purchase order for any reason. The fund will notify the investor of any such rejection in accordance with industry and regulatory standards, which is generally within three business days. The fund further reserves the right to close an account (or to take such other steps as the fund or its agents deem reasonable) for any lawful reason, including but not limited to the suspicion of fraud or other illegal activity in connection with the account.
Listing a Trusted Contact
For shareholders who have a mutual fund account directly with Virtus, you have the option of adding a Trusted Contact to our records. The Trusted Contact is someone you authorize us to contact to address any concerns about fraudulent activity or financial exploitation; to inquire about your status as an active shareholder; and/or to disclose account activity or account details if necessary for protecting your account assets.
The Trusted Contact is not permitted to execute transactions or make changes to your account. Other than the shareholder, only the named financial professional of record on the account, or a Power of Attorney/guardian/
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conservator who is named on the account or has submitted instructions, signed in capacity with a Medallion Guarantee, are permitted to execute transactions or make account changes. Your Trusted Contact must be at least 18 years of age, and should not be your financial professional of record or an individual who is already named on the account.
How to Buy Shares

Class A Shares, Class C Shares and Class I Shares Only
To Open An Account
Through a financial professional	Contact your professional. Some professionals may charge a fee and may set different minimum investments or limitations on buying shares.
Through the mail	Complete a new account application and send it with a check payable to the fund. Mail them to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074.
Through express delivery	Complete a new account application and send it with a check payable to the fund. Send them to: Virtus Mutual Funds, 4400 Computer Drive, Westborough, MA 01581-1722.
By Federal Funds wire	Call us at 800-243-1574 (press 1, then 0).
By Systematic Purchase	Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074.
By telephone exchange	Call us at 800-243-1574 (press 1, then 0).
Class R6 Shares Only
If you are investing through a qualified retirement plan, bank or trust company, insurance company or other qualifying financial institution, registered investment company or non-qualified deferred compensation plan, your financial institution or financial intermediary will provide you with the information you need to buy Class R6 Shares. If you are a qualified institutional investor, or qualified individual investor as described under the heading “What arrangement is best for you?,” please refer to the instructions above for Class A Shares, Class C Shares and Class I Shares.
All Share Classes
The price at which a purchase is effected is based on the NAV next determined after receipt of a purchase order in good order by the fund’s Transfer Agent or an authorized agent. A purchase order is generally in “good order” if an acceptable form of payment accompanies the purchase order and the order includes the appropriate application(s) and/or other form(s) and any supporting legal documentation required by the fund’s Transfer Agent or an authorized agent, each in legible form. However, the fund, its Transfer Agent or other authorized agent may consider a request to be not in good order even after receiving all required information if any of them suspects that the request is fraudulent or otherwise not valid.
The fund reserves the right to refuse any order that may disrupt the efficient management of the fund.
How to Sell Shares

Class A Shares, Class C Shares and Class I Shares Only
To Sell Shares
Through a financial professional	Contact your professional. Some professionals may charge a fee and may set different minimums on redemptions of accounts.
Through the mail
Send a letter of instruction to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. Be sure to include the registered owner’s name, fund and account number, and number of shares or dollar value you wish to sell.

20Virtus Mutual Funds

To Sell Shares
Through express delivery
Send a letter of instruction to: Virtus Mutual Funds, 4400 Computer Drive, Westborough, MA 01581-1722. Be sure to include the registered owner’s name, fund and account number, and number of shares or dollar value you wish to sell.

By telephone	For sales up to $50,000, requests can be made by calling 800-243-1574.
By telephone exchange	Call us at 800-243-1574 (press 1, then 0).
Class R6 Shares Only
If you are investing through a qualified retirement plan, bank or trust company, insurance company or other qualifying financial institution, registered investment company or non-qualified deferred compensation plan, your financial institution or financial intermediary will provide you with the information you need to sell Class R6 Shares. If you are a qualified institutional investor, or qualified individual investor as described under the heading “What arrangement is best for you?,” please refer to the instructions above for Class A Shares, Class C Shares and Class I Shares.
All Share Classes
You have the right to have the fund buy back shares at the NAV next determined after receipt of a redemption request in good order by the fund’s Transfer Agent or an authorized agent. In the case of a Class C Share redemption and certain Class A Share redemptions, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees.
Regardless of the method used by the fund for payment (e.g., check, wire or electronic transfer (ACH)), payment for shares redeemed will normally be sent one business day after the request is received in good order by the transfer agent, or one business day after the trade has settled for trades submitted through the NSCC, but will in any case be made within seven days after tender. The fund expects to meet redemption requests, both under normal circumstances and during periods of stressed market conditions, by using cash, by selling portfolio assets to generate cash, or by borrowing funds under a line of credit, subject to availability of capacity in such line of credit, or participating in an interfund lending program in reliance on exemptive relief from the SEC. The right to redeem shares may be suspended and payment postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the shareholder will not be entitled to and the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days.
If you are 65 years of age or older, or if we have reason to believe you have a mental or physical impairment that restricts you from protecting your own financial interests, we may temporarily delay the release of redemption proceeds from your account if we reasonably believe that you have been the victim of actual or attempted financial exploitation.
Notice of this temporary delay will be provided to you, and the delay will be for no more than 15 business days while we conduct a review of the suspected financial exploitation. Contacting your Trusted Contact, if you have selected one, may be part of the review. (See “Listing a Trusted Contact” in the section, “Your Account”.)
We may delay an additional 10 business days if we reasonably believe that actual or attempted financial exploitation has occurred or will occur. At the expiration of the delay, if we have not concluded that such exploitation has occurred, the proceeds will be released to you.
Things You Should Know When Selling Shares

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem or exchange shares of the fund.
Class A Shares, Class C Shares and Class I Shares
Redemption requests will not be honored until all required documents, in proper form, have been received. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is
Virtus Mutual Funds21

requested by anyone but the shareholder(s) of record. Even after all required documents have been received, a redemption request may not be considered in good order by the fund, its Transfer Agent or other authorized agents if any of them suspects that the request is fraudulent or otherwise not valid. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund’s Transfer Agent at 800-243-1574.
Transfers between broker-dealer “street” accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial professional.
As stated in the applicable account applications, accounts associated with certain types of retirement plans and individual retirement accounts may incur fees payable to the Transfer Agent in the event of redeeming an account in full. Shareholders with questions about this should contact the fund’s Transfer Agent at 800-243-1574.
Redemptions by Mail
➔ If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:
Send a clear letter of instruction if both of these apply:
•
The proceeds do not exceed $50,000.

•
The proceeds are payable to the registered owner at the address on record.

Send a clear letter of instructions with a signature guarantee when any of these apply:
•
You are selling more than $50,000 worth of shares.

•
The name or address on the account has changed within the last 30 days.

•
You want the proceeds to go to a different name or address than on the account.

➔ If you are selling shares held in a corporate or fiduciary account, please contact the fund’s Transfer Agent at 800-243-1574.
The signature guarantee, if required, must be a STAMP 2000 Medallion guarantee made by an eligible guarantor institution as defined by the fund’s Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. As of the date of this prospectus, the Transfer Agent’s signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.
Selling Shares by Telephone
The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.
The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine. The funds, their Transfer Agent and their other authorized agents will not be liable for any loss, liability, cost or expense resulting from acting upon telephone instructions that are reasonably believed to be genuine.
The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days’ notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See “Disruptive Trading and Market Timing” in this prospectus.)
During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended; however, shareholders would be able to make redemptions through other methods described above.
Class R6 Shares Only
If you are investing through a qualified retirement plan, bank or trust company, insurance company or other qualifying financial institution, registered investment company or non-qualified deferred compensation plan, your financial institution or financial intermediary will provide you with the information you need to know when selling Class R6 Shares. If you are a qualified institutional investor or qualified individual investor as described under the heading “What arrangement is best for you?,” please refer to the instructions above for Class A Shares, Class C Shares and Class I Shares.
22Virtus Mutual Funds

All Share Classes
Payment of Redemptions In Kind
The fund reserves the right to pay large redemptions “in kind” (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the fund’s net assets, whichever is less, over any 90-day period. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Investors who are paid redemption proceeds in kind generally will receive a pro rata share of the fund’s portfolio, which may include illiquid securities. Any securities received remain at market risk until sold. Brokerage commissions and capital gains may be incurred when converting securities received into cash. On any illiquid securities received, the investor will bear the risk of not being able to sell the securities at all.
Account Policies

Account Reinstatement Privilege
Subject to the fund’s policies and procedures regarding market timing, for 180 days after you sell your Class A Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. You can call Virtus Mutual Funds at 800-243-1574 for more information.
Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes.
Annual Fee on Small Accounts
To help offset the costs associated with maintaining small accounts, the fund reserves the right to assess an annual $25 small account fee on fund accounts with a balance below $2,500. The small account fee may be waived in certain circumstances, such as for accounts that have elected electronic delivery of statements/regulatory documents and accounts owned by shareholders having multiple accounts with a combined value of over $25,000. The small account fee does not apply to accounts held through a financial intermediary.
The small account fee will be collected through the automatic sale of shares in your account. We will send you written notice before we charge the $25 fee so that you may increase your account balance above the minimum, sign up for electronic delivery, consolidate your accounts or liquidate your account. You may take these actions at any time by contacting your investment professional or the Transfer Agent.
Redemption of Small Accounts
Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at NAV, and a check will be mailed to the address of record. Any applicable sales charges will be deducted.
Distributions of Small Amounts
Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund.
Uncashed Checks
If any correspondence sent by the fund is returned by the postal or other delivery service as “undeliverable,” your dividends or any other distribution may be automatically reinvested in the fund.
If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current NAV. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.
Inactive Accounts
As required by the laws of certain states, if no activity occurs in an account within the time period specified by your state law, the fund or its agents may be required to transfer the assets to your state under the state’s abandoned property law.
Virtus Mutual Funds23

Exchange Privileges
You should read the prospectus of the Virtus Mutual Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial professional; by calling 800-243-4361; or on the Internet at virtus.com.
•
You generally may exchange shares of the fund for the same class of shares of another Virtus Mutual Fund (e.g., Class A Shares for Class A Shares). Class C Shares are also exchangeable for Class C1 Shares of those Virtus Mutual Funds offering them. Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

•
Exchanges may be made by telephone (800-243-1574) or by mail (Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074).

•
The amount of the exchange must be equal to or greater than the minimum initial investment required, unless the minimum has been waived (as described in the SAI).

•
The exchange of shares of the fund for shares of a different fund is treated as a sale of the original fund’s shares and any gain on the transaction may be subject to federal income tax.

•
Financial intermediaries are permitted to initiate exchanges from one class of the fund into another class of the fund if, among other things, the financial intermediary agrees to follow procedures established by the fund, the Distributor or the Transfer Agent, which generally will require that (i) the exchanges be carried out within accounts that are maintained and controlled by the intermediary and meet investor eligibility requirements, if applicable, for the share class or account type, and (ii) no contingent deferred sales charges are outstanding, or the applicable intermediary agrees to cause any outstanding contingent deferred sales charges to be paid in a manner agreed to by the fund, the Distributor or the Transfer Agent. The fund’s ability to make this type of exchange may be limited by operational or other limitations, requiring the fund or its agent to process the transaction as a liquidation and purchase, at the same closing NAV. The financial intermediary will be ultimately responsible for reporting the transaction in accordance with their instruction.

Shareholders owning shares of the fund through accounts established directly with the Transfer Agent (i.e., not established with a financial intermediary who deals with the Transfer Agent exclusively on the investor’s behalf) may be permitted to exchange shares of one class of the fund into another class of the fund, if they meet the investor eligibility requirements associated with the class into which they wish to exchange, at the discretion of the fund or the Transfer Agent. A shareholder’s ability to make this type of exchange may be limited by operational or other limitations of his or her financial intermediary or the fund.

Under the Code, generally if a shareholder exchanges shares from one class of a fund into another class of the same fund, the transaction should not be subject to U.S. federal income taxes; however, each shareholder should consult both the relevant financial intermediary (if applicable) and the shareholder’s tax professional regarding the treatment of any specific exchange carried out under the terms of this subsection.

Disruptive Trading and Market Timing
The fund is not appropriate for market timers, and market timers are discouraged from becoming investors. Your ability to make exchanges among Virtus Mutual Funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.
Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of the fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”) which can have risks and harmful effects for other shareholders. These risks and harmful effects include:
•
dilution of the interests of long-term investors, if market timers or others exchange into the fund at prices that are below the true value or exchange out of the fund at prices that are higher than the true value;

•
an adverse effect on portfolio management, as determined by the adviser or subadviser in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

•
reducing returns to long-term shareholders through increased brokerage and administrative expenses.

Additionally, the nature of the portfolio holdings of the fund may expose the fund to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the NAV of the fund’s shares, sometimes referred to as
24Virtus Mutual Funds

“time-zone arbitrage.” Arbitrage market timers seek to exploit possible delays between the change in the value of a mutual fund’s portfolio holdings and the NAV of the fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. If an arbitrageur is successful, the value of the fund’s shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon NAVs which do not reflect appropriate fair value prices.
In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the fund’s Board of Trustees has adopted a policy to safeguard against market timing designed to discourage Disruptive Trading. The Board of Trustees has adopted this policy as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.
Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of the fund within 30 days. Shareholders of the fund are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder’s trading activity, the fund may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in the fund, in other funds within the Virtus Mutual Fund complex, in non-Virtus funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The fund may permit exchanges that the fund’s transfer agent believes, in the exercise of its judgment, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.
Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the fund’s policy regarding excessive trading activity. The fund may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.
Under the fund’s market timing policy, we may modify your exchange privileges for the fund by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time, or may revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.
The fund currently does not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The fund reserves the right to impose such fees and/or charges in the future.
Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.
The fund does not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.
We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The fund reserves the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.
The fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.
Retirement Plans
Shares of the fund may be used as investments under the following retirement plans: traditional IRA, rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and certain 403(b) plans. For more information, call 800-243-4361.
Virtus Mutual Funds25

Investor Services and Other Information

Systematic Purchase is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. (Complete the “Systematic Purchase” section on the application and include a voided check.)
Systematic Exchange allows you to automatically move money from one Virtus Mutual Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Virtus Mutual Fund will be exchanged for shares of the same class of another Virtus Mutual Fund at the interval you select. (Complete the “Systematic Exchange” section on the application.) Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.
Telephone Exchange lets you exchange shares of one Virtus Mutual Fund for the same class of shares in another Virtus Mutual Fund, using our customer service telephone number (800-243-1574). (See the “Telephone Exchange” section on the application.) Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.
Systematic Withdrawal allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares from your account will be redeemed at the closing NAV on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25, and minimum account balance requirements continue to apply. Shareholders in the program must own Virtus Mutual Fund shares worth at least $5,000.
Disclosure of Fund Portfolio Holdings. A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings is available in the SAI.
Availability and Delivery of Fund Documents. Fund documents such as this prospectus are available for download from the Our Products section of virtus.com, or you may request paper copies of such documents at any time by calling 1-800-243-1574. The fund will not charge you a fee for paper copies of fund documents, although the fund will incur additional expenses when printing and mailing them, and fund expenses pass indirectly to all shareholders.
Tax Status of Distributions

The fund plans to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.
Fund	Dividend Paid
Virtus KAR Equity Income Fund	Semiannually
Distributions of short-term capital gains (gains on securities held for a year or less) and net investment income are taxable to shareholders as ordinary income. Certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, which are distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.
Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, whether paid in cash or in additional shares, are subject to federal income tax and may be subject to state, local and other taxes.
If, for any fiscal year, the total distributions exceed net investment income and realized net capital gains, the excess, distributed from the fund’s assets, will generally be treated as a tax-free return of capital (up to the amount of the shareholder’s tax basis in the fund shares). The amount treated as a tax-free return of capital will reduce the adjusted basis in the shareholder’s shares, thereby increasing the potential gain or reducing the potential loss upon disposition of
26Virtus Mutual Funds

those shares. If a fund has return of capital, the fund will provide disclosure with each distribution estimating the percentages of the current distribution that represent (1) net investment income, (2) capital gains and (3) return of capital. The fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Virtus Mutual Funds27

Financial Highlights

These tables are intended to help you understand the fund’s financial performance for the last seven periods. Some of this information reflects financial information for a single fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information for each fiscal year shown has been audited by PricewaterhouseCoopers LLP, the fund’s independent registered public accounting firm; information for the period October 1, 2019 through March 31, 2020 is unaudited. PricewaterhouseCoopers LLP’s reports, together with the fund’s financial statements, is included in the fund’s most recent Annual Report, which is available upon request.
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(9)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(9)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Virtus KAR Equity Income Fund
Class A
10/1/19 to 3/31/20(12)	$20.62	0.08	(3.02)	(2.94)	(0.21)	—	(0.21)	(3.15)	$17.47	(14.47)%(4)	$90,494	1.20%(3)	1.34%(3)	0.79%(3)	16%(4)
10/1/18 to 9/30/19	21.05	0.16	(0.38)	(0.22)	(0.21)	—	(0.21)	(0.43)	20.62	(0.85)	115,121	1.20	1.34	0.80	26
10/1/17 to 9/30/18	20.26	0.14	2.02	2.16	(0.06)	(1.31)	(1.37)	0.79	21.05	10.84	118,904	1.20	1.31	0.71	24
4/1/17 to 9/30/17(11)	20.27	0.06	1.72	1.78	(0.06)	(1.73)	(1.79)	(0.01)	20.26	9.26(4)	120,445	1.23(3)(7)	1.39(3)	0.63(3)	110(4)
4/1/16 to 3/31/17	18.14	0.15	2.68	2.83	(0.22)	(0.48)	(0.70)	2.13	20.27	15.85(10)	113,442	1.26(8)(10)	1.40	0.81(10)	496
4/1/15 to 3/31/16	20.97	0.14	0.56	0.70	(0.15)	(3.38)	(3.53)	(2.83)	18.14	4.02	101,113	1.25	1.38	0.74	312
4/1/14 to 3/31/15	21.94	0.17	1.84	2.01	(0.08)	(2.90)	(2.98)	(0.97)	20.97	9.75	116,725	1.25	1.36	0.82	345

Class C
10/1/19 to 3/31/20(12)	$18.36	—(5)	(2.72)	(2.72)	(0.03)	—	(0.03)	(2.75)	$15.61	(14.83)%(4)	$5,916	1.95%(3)	2.11%(3)	0.04(3)	16%(4)
10/1/18 to 9/30/19	18.71	0.01	(0.33)	(0.32)	(0.03)	—	(0.03)	(0.35)	18.36	(1.65)	7,769	1.95	2.10	0.07	26
10/1/17 to 9/30/18	18.23	(0.01)	1.80	1.79	—	(1.31)	(1.31)	0.48	18.71	10.00	30,576	1.95	2.06	(0.03)	24
4/1/17 to 9/30/17(11)	18.44	(0.02)	1.56	1.54	(0.02)	(1.73)	(1.75)	(0.21)	18.23	8.85(4)	32,710	1.98(3)(7)	2.15(3)	(0.17)(3)	110(4)
4/1/16 to 3/31/17	16.48	0.01	2.44	2.45	(0.01)	(0.48)	(0.49)	1.96	18.44	15.01(10)	37,269	2.00(8)(10)	2.15	0.04(10)	496
4/1/15 to 3/31/16	19.42	—(5)	0.51	0.51	(0.07)	(3.38)	(3.45)	(2.94)	16.48	3.27	36,236	2.00	2.13	0.01	312
4/1/14 to 3/31/15	20.60	0.01	1.72	1.73	(0.01)	(2.90)	(2.91)	(1.18)	19.42	8.91	37,312	2.00	2.12	0.06	345

Class I
10/1/19 to 3/31/20(12)	$20.60	0.11	(3.03)	(2.92)	(0.26)	—	(0.26)	(3.18)	$17.42	(14.43)%(4)	$8,008	0.95%(3)	1.10%(3)	1.04%(3)	16%(4)
10/1/18 to 9/30/19	21.03	0.21	(0.38)	(0.17)	(0.26)	—	(0.26)	(0.43)	20.60	(0.58)	10,654	0.95	1.09	1.06	26
10/1/17 to 9/30/18	20.22	0.19	2.01	2.20	(0.08)	(1.31)	(1.39)	0.81	21.03	11.10	15,028	0.95	1.08	0.92	24
4/1/17 to 9/30/17(11)	20.22	0.09	1.71	1.80	(0.07)	(1.73)	(1.80)	—	20.22	9.41(4)	32,485	0.98(3)(7)	1.15(3)	0.91(3)	110(4)
4/1/16 to 3/31/17	18.13	0.21	2.66	2.87	(0.30)	(0.48)	(0.78)	2.09	20.22	16.16(10)	21,011	1.01(8)(10)	1.15	1.13(10)	496
4/1/15 to 3/31/16	20.96	0.21	0.53	0.74	(0.19)	(3.38)	(3.57)	(2.83)	18.13	4.25	11,991	1.00	1.13	1.13	312
4/1/14 to 3/31/15	21.90	0.22	1.85	2.07	(0.11)	(2.90)	(3.01)	(0.94)	20.96	10.06	8,969	1.00	1.11	1.05	345

Class R6
10/1/19 to 3/31/20(12)	$20.56	0.11	(3.00)	(2.89)	(0.28)	—	(0.28)	(3.17)	$17.39	(14.35)%(4)	$693	0.91%(3)	1.02%(3)	1.08%(3)	16%(4)
10/1/18 to 9/30/19	21.03	0.20	(0.37)	(0.17)	(0.30)	—	(0.30)	(0.47)	20.56	(0.56)	935	0.91	1.03	1.02	26
1/30/18(6) to 9/30/18	20.70	0.15	0.18	0.33	—	—	—	0.33	21.03	1.59	4,999	0.91(3)	1.00(3)	1.16(3)	24(4)

(1)
Computed using average shares outstanding.

(2)
Sales charges, where applicable, are not reflected in the total return calculation.

(3)
Annualized.

(4)
Not annualized.

(5)
Amount is less than $0.005.

(6)
Inception date.

(7)
Represents a blended ratio.

28Virtus Mutual Funds
Virtus Mutual Funds29

Financial Highlights (continued)

(8)
Net expense ratio includes extraordinary proxy expenses.

(9)
Each Fund will also indirectly bear its prorated share of expenses of any underlying funds in which it invests. Such expenses are not included in the calculation of this ratio.

(10)
State Street Bank & Trust, custodian for some of the Funds through January 29, 2010, reimbursed the Funds for out-of-pocket custody expenses overbilled for the period 1998 through January 29, 2010. Custody fees reimbursed were excluded from the Ratio of Net Expenses to Average Net Assets and the Ratio of Net Investment Income (Loss) to Average Net Assets. If it was included, the impact would have been to lower the Ratio of Net Expenses and increase the Ratio of Net Investment Income (Loss) as follows:

	Class A	Class C	Class I	Class R6
Virtus KAR Equity Income Fund*	—	—	—	N/A

(*) Amount is less than 0.005%.

Custody fees reimbursed were included in Total Return. If excluded, the impact would have been to lower the Total Return as follows:

	Class A	Class C	Class I	Class R6
Virtus KAR Equity Income Fund*	—	—	—	N/A

(*) Amount is less than 0.005%.

(11)
The Fund changed its fiscal period end to September 30 during the period.

(12)
Unaudited.

Virtus Mutual Funds31
30Virtus Mutual Funds

This Appendix A is part of, and is incorporated into, the prospectus.

Appendix A
Intermediary Sales Charge Discounts and Waivers
Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, in order to receive these waivers or discounts shareholders will have to purchase fund shares through another intermediary offering such waivers or discounts or directly from the fund if the fund offers such waivers or discounts. Please see the section entitled “Sales Charges – What arrangement is best for you?” for more information on sales charges and waivers available for different classes.
Ameriprise Financial
Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•
Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

•
Shares purchased by third party investment professionals on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).

•
Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial professional and/or the professional’s spouse, professional’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), professional’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Edward Jones
Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in this prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Virtus Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.
32Virtus Mutual Funds

Breakpoints, Rights of Accumulation, and/or Letters of Intent
•
Breakpoints as described in this prospectus.

•
Rights of Accumulation (“ROA”). The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Virtus Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial professional of such assets at the time of calculation. ROA is determined by calculating the higher of cost or market value (current shares x NAV).

•
Letter of Intent (“LOI”). Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial professional of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
•
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing.

•
Shares purchased in an Edward Jones fee-based program.

•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

•
Shares exchanged into class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•
Exchanges from class C shares to class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charges (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
•
Death or disability of the shareholder.

•
Systematic withdrawals with up to 10% per year of the account value.

•
Return of excess contributions from an Individual Retirement Account (IRA).

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

•
Shares exchanged in an Edward Jones fee-based program.

•
Shares acquired through NAV reinstatement.

Virtus Mutual Funds33

Other Important Information
1.
Minimum Purchase Amounts

•
$250 initial purchase minimum.

•
$50 subsequent purchase minimum.

2.
Minimum Balances

•
Edward Jones has the right to redeem at its discretion fund holdings with a balance of  $250 or less. The following are examples of accounts that are not included in this policy:

•
A fee-based account held on an Edward Jones platform.

•
A 529 account held on an Edward Jones platform.

•
An account with an active systematic investment plan or letter of intent (LOI).

3.
Changing Share Classes

•
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.

Janney Montgomery Scott LLC
Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or the SAI.
Front-end Sales Charge* Waivers on Class A Shares available at Janney
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•
Shares acquired through a right of reinstatement.

•
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC Waivers on Class A Shares and Class C Shares available at Janney
•
Shares sold upon the death or disability of the shareholder.

•
Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

•
Shares purchased in connection with a return of excess contributions from an IRA account.

•
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s Prospectus.

•
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

•
Shares acquired through a right of reinstatement.

•
Shares exchanged into the same share class of a different fund.

34Virtus Mutual Funds

Front-end Sales Charge* Discounts Available at Janney: Breakpoints, Rights of Accumulation, and/or Letters of Intent
•
Breakpoints as described in this prospectus.

•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets.

*Also referred to as an “initial sales charge.”
Merrill Lynch
Effective April 10, 2017, shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

•
Shares purchased by or through a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents).

•
Shares purchased through a Merrill Lynch affiliated investment advisory program.

•
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

•
Shares purchased by third party investment professionals on behalf of their advisory clients through Merrill Lynch’s platform.

•
Shares of funds purchased through the Merrill Edge Self-Directed platform.

•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

•
Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

•
Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus.

•
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.

CDSC Waivers on Class A Shares and Class C Shares available at Merrill Lynch
•
Death or disability of the shareholder.

•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•
Return of excess contributions from an IRA account.

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

•
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.

Virtus Mutual Funds35

•
Shares acquired through a right of reinstatement.

•
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only).

•
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

Front-end Load Discounts on Class A Shares Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoints as described in this prospectus.

•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in this prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets.

•
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time.

Morgan Stanley
Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this prospectus or the SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

•
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

•
Shares purchased through a Morgan Stanley self-directed brokerage account.

•
Class C (i.e., level-load) Shares that are no longer subject to a contingent deferred sales charge and are converted to Class A Shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Oppenheimer & Co. Inc. (“OPCO”)
Effective February 26, 2020, shareholders purchasing fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at OPCO
•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

•
Shares purchased by or through a 529 Plan.

•
Shares purchased through a OPCO affiliated investment advisory program.

•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

36Virtus Mutual Funds

•
Shares purchased using the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•
A shareholder in the fund’s Class C shares will have their shares exchanged at net asset value into Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of OPCO.

•
Employees and registered representatives of OPCO or its affiliates and their family members.

•
Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus.

CDSC Waivers on Class A Shares and Class C Shares available at OPCO
•
Death or disability of the shareholder.

•
Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

•
Return of excess contributions from an IRA account.

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS guidance.

•
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO.

•
Shares acquired through a right of reinstatement.

Front-end Sales Charge Discounts Available at OPCO: Breakpoints, Rights of Accumulation, and/or Letters of Intent
•
Breakpoints as described in this prospectus.

•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each such entity’s affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-end Sales Load Waivers on Class A Shares available at Raymond James
•
Shares purchased in an investment advisory program.

•
Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in a fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A Shares and Class C Shares available at Raymond James
•
Death or disability of the shareholder.

Virtus Mutual Funds37

•
Shares sold as part of a systematic withdrawal plan as described in this prospectus.

•
Return of excess contributions from an IRA account.

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in this prospectus.

•
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•
Shares acquired through a right of reinstatement.

Front-end Load Discounts on Class A Shares Available at Raymond James: Breakpoints, and/or Rights of Accumulation, and/or Letters of Intent
•
Breakpoints as described in this prospectus.

•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial professional about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets.

Robert W. Baird & Co. Incorporated (“Baird”)
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-end Sales Charge Waivers on Class A Shares available at Baird
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

•
Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird.

•
Shares purchased using the proceeds of redemptions from another Virtus fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

•
Shareholders in Class C Shares will have their shares exchanged at net asset value into Class A shares of the same fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Class A Shares and Class C Shares available at Baird
•
Shares sold due to the death or disability of the shareholder.

•
Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

•
Shares bought due to returns of excess contributions from an IRA account.

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in this prospectus.

•
Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

•
Shares acquired through a right of reinstatement.

38Virtus Mutual Funds

Front-end Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
•
Breakpoints as described in this prospectus.

•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Virtus fund assets held by accounts within the purchaser’s household at Baird. Eligible Virtus fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial professional about such assets.

•
Letters of intent (“LOI”) allow for breakpoint discounts based on anticipated purchases of Virtus funds through Baird, over a 13-month period of time.

Virtus Mutual Funds39

c/o Virtus Mutual Funds
P.O. Box 9874
Providence, RI 02940-8074
ADDITIONAL INFORMATION
You can find more information about the fund in the following documents:
Appendix A – Intermediary Sales Charge Discounts and Waivers
Appendix A – Intermediary Sales Charge Discounts and Waivers contains more information about specific sales charge discounts and waivers available for shareholders who purchase fund shares through a specific intermediary. Appendix A is incorporated by reference and is legally part of this prospectus.
Annual and Semiannual Reports
Annual and semiannual reports will contain more information about the fund’s investments. Once available, the annual report will discuss the market conditions and investment strategies that significantly affected the fund’s performance during each fiscal year.
Statement of Additional Information (SAI)
The SAI contains more detailed information about the fund. It is incorporated by reference and is legally part of the prospectus.
To obtain free copies of these documents, you can download copies from the Our Products section of virtus.com, or you can request copies by calling Virtus Fund Services toll-free at 800-243-1574. You may also call this number to request other information about the fund or to make shareholder inquiries.
Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (“SEC”) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 202-551-8090. Reports and other information about the fund are available in the EDGAR database on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.
Virtus Fund Services: 800-243-1574
Daily NAV Information
The daily NAV for the fund may be obtained from the Our Products section of virtus.com.
Investment Company Act File No. 811-00945
8655	8-20

Virtus Rampart Enhanced Core Equity Fund (the “fund”),

a series of Virtus Equity Trust

Amendment dated August 31, 2020 to the

Statement of Additional Information (“SAI”) for Virtus Equity Trust dated January 28, 2020, as supplemented

As approved by the Board of Trustees of Virtus Equity Trust, effective September 1, 2020, Kayne Anderson Rudnick Investment Management, LLC (“KAR”), will manage the fund and Rampart Investment Management Company LLC (“Rampart”) will be removed as subadviser. Accordingly, all references to Rampart as subadviser to the fund, Michael Davis, Brendan R. Finneran, Robert F. Hofeman Jr., and Warun Kumar as portfolio managers, will be removed from the fund’s SAI. Virtus Investment Advisers, Inc. (“VIA”) will continue to serve as the fund’s investment adviser.

Additionally, effective August 31, 2020, Virtus Rampart Enhanced Core Equity Fund’s name will change to Virtus KAR Equity Income Fund and all references in the fund’s SAI to the fund’s former name will be deemed changed to Virtus KAR Equity Income Fund.

Additional disclosure changes resulting from the subadviser change are described below.

In the “Glossary” beginning on page 3, the entry for KAR will be revised as shown below:

KAR	Kayne Anderson Rudnick Investment Management, LLC, subadviser to the Capital Growth Fund, Equity Income Fund, Global Quality Dividend Fund, Mid-Cap Core Fund, Mid-Cap Growth Fund, Small-Cap Core Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Small-Mid Cap Core Fund and Tactical Allocation Fund (equity portion)

Also in the “Glossary,” the entry labeled “Rampart Enhanced Core Equity Fund” will be deleted and the following entry will be added:

Equity Income Fund	Virtus KAR Equity Income Fund

The fund will be added to the list on page 8 of funds having a policy that states that 80% of its assets will be invested in investments of the type suggested by its name.

Under “Proxy Voting Policies” beginning on page 78, the disclosure for the fund describing Rampart’s proxy voting policies will be deleted. Additionally, the heading above the disclosure describing KAR’s proxy voting policies will be revised to include the fund.

In the “Investment Advisory Agreement and Expense Limitation Agreement” section, the table on page 82 will be amended to show the Through Date for the fund’s contractual expense limitation as January 31, 2022.

Under “Subadvisers and Subadvisory Agreements” beginning on page 83, the disclosure describing Rampart will be deleted and the heading for KAR will be amended to include the fund.

Under “Portfolio Managers” beginning on page 92, the table listing the portfolio managers will be revised by replacing the row for the fund with the following:

Fund	Portfolio Manager(s)
Equity Income Fund	Richard Sherry

Under “Other Accounts Managed (No Performance-Based Fees)” beginning on page 93, the following information will be updated for Mr. Sherry, and a footnote added as shown below:

	Registered Investment Companies		Other Pooled Investment Vehicles (PIVs)		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Richard Sherry**	1	$33.3 million	0	N/A	706	$568 million

** Information shown as of June 30, 2020.

Under “Portfolio Manager Compensation” beginning on page 94, the table listing the performance benchmarks for portfolio manager compensation will be revised by replacing the row for the fund with the following:

Fund	Benchmark(s) and/or Peer Group
Equity Income Fund	MSCI U.S. High Dividend Yield Index

Under “Portfolio Manager Fund Ownership” beginning on page 95, the information will be updated for Mr. Sherry, and a footnote added as shown below:

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned in Fund Managed	Dollar Range of Equity Securities Beneficially Owned in Similar Investment Strategies	Total Range of Ownership
Richard Sherry**	Equity Income Fund	None	$100,001 - $500,000	$100,001 - $500,000

** Information shown as of June 30, 2020.

All other disclosure concerning the fund, including fees and expenses, remains unchanged from the SAI dated January 28, 2020, as supplemented.

VET 8019B SAI/ECEKARChanges (8/2020)

VIRTUS EQUITY TRUST

PART C — OTHER INFORMATION

Item 28.	Exhibits

(a)	Agreement and Declaration of Trust.

1.	Agreement and Declaration of Trust of Virtus Equity Trust (“Registrant” or “VET”), dated August 17, 2000, filed via EDGAR (as Exhibit a) with Post-Effective Amendment No. 69 (File No. 002-16590) on October 30, 2000, and incorporated herein by reference.

2.	Amendment to the Declaration of Trust of the Registrant, dated November 16, 2006, filed via EDGAR (as Exhibit a.2) with Post-Effective Amendment No. 85 (File No. 002-16590) on October 25, 2007, and incorporated herein by reference.

3.	Second Amendment to the Declaration of Trust of the Registrant, dated August 20, 2015, filed via EDGAR (as Exhibit a.3) with Post-Effective Amendment No. 106 (File No. 002-16590) on July 20, 2016, and incorporated herein by reference.

4.	Third Amendment to the Agreement and Declaration of Trust of the Registrant, dated November 17, 2016, filed via EDGAR (as Exhibit a.4) with Post-Effective Amendment No. 110 (File No. 002-16590) on April 10, 2017, and incorporated herein by reference.

5.	Fourth Amendment to the Agreement and Declaration of Trust of the Registrant, dated June 2, 2017, filed via EDGAR (as Exhibit a.5) with Post-Effective Amendment No. 112 (File No. 002-16590) on July 26, 2017, and incorporated herein by reference.

(b)	Bylaws.

1.	Amended and Restated By-Laws of the Registrant dated November 16, 2005, filed via EDGAR (as Exhibit b.1) with Post-Effective Amendment No. 84 (File No. 002-16590) on October 27, 2006, and incorporated herein by reference.

2.	Amendment No. 1 to the Amended and Restated By-Laws of the Registrant, dated August 23, 2006, filed via EDGAR (as Exhibit b.2) with Post-Effective Amendment No. 84 (File No. 002-16590) on October 27, 2006, and incorporated herein by reference.

3.	Amendment No. 2 to the Amended and Restated By-Laws of the Registrant, dated November 17, 2011, filed via EDGAR (as Exhibit b.3) with Post-Effective Amendment No. 95 (File No. 002-16590) on July 27, 2012, and incorporated herein by reference.

(c)	See Articles III, V and VI of Registrant’s Agreement and Declaration of Trust and Articles II, VII and VIII of Registrant’s By-Laws, each as amended.

(d)	Investment Advisory Contracts.

1.	Amended and Restated Investment Advisory Agreement between Registrant and Virtus Investment Advisors, Inc. (“VIA”) effective November 20, 2002, filed via EDGAR (as Exhibit d.1) with Post-Effective Amendment No. 74 (File No. 002-16590) on October 28, 2003, and incorporated herein by reference.

a)	First Amendment to the Amended and Restated Investment Advisory Agreement between Registrant and VIA, made as of October 21, 2004, filed via EDGAR (as Exhibit d.4) with Post-Effective Amendment No. 79 (File No. 002-16590) on October 21, 2004, and incorporated herein by reference.

b)	Second Amendment to the Amended and Restated Investment Advisory Agreement between Registrant and VIA dated July 29, 2005, filed via EDGAR (as Exhibit d.3) with Post-Effective Amendment No. 83 (File No. 002-16590) on October 25, 2005, and incorporated herein by reference.

c)	Third Amendment to the Amended and Restated Investment Advisory Agreement between Registrant and VIA dated July 13, 2007, filed via EDGAR (as Exhibit d.7) with Post-Effective Amendment No. 85 (File No. 002-16590) on October 25, 2007, and incorporated herein by reference.

d)	Fourth Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA dated March 10, 2008, filed via EDGAR (as Exhibit d.8) with Post-Effective Amendment No. 89 (File No. 002-16590) on June 6, 2008, and incorporated herein by reference.

e)	Fifth Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA dated June 22, 2009, filed via EDGAR (as Exhibit d.15) with Post-Effective Amendment No. 91 (File No. 002-16590) on June 22, 2009, and incorporated herein by reference.

f)	Sixth Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA effective January 1, 2010, filed via EDGAR (as Exhibit 6.p) with the Registration Statement (File No. 333-165702) on Form N-14 on March 25, 2010, and incorporated herein by reference.

g)	Seventh Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA effective June 25, 2010, filed via EDGAR (as Exhibit d.20) with Post-Effective Amendment No. 92 (File No. 002-16590) on July 28, 2010, and incorporated herein by reference.

h)	Eighth Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA effective May 8, 2017, filed via EDGAR (as Exhibit d.1.h) with Post-Effective Amendment No. 114 (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

i)	Ninth Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA effective March 6, 2018, filed via EDGAR (as Exhibit d.1.i) with Post-Effective Amendment No. 117 (File No. 002-16590) on March 6, 2018, and incorporated herein by reference.

j)	Tenth Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA effective December 1, 2018, filed via EDGAR (as Exhibit 6(k)) to Form N-14 (File No. 333-239625) on July 1, 2020, and incorporated herein by reference.

k)	Eleventh Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA effective May 5, 2019, filed via EDGAR (as Exhibit 6(l)) to Form N-14 (File No. 333-239625) on July 1, 2020, and incorporated herein by reference.

l)	Twelfth Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA effective June 12, 2019, filed via EDGAR (as Exhibit d.1.l) with Post-Effective Amendment No. 123 (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

m)	Thirteenth Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA effective January 28, 2020, filed via EDGAR (as Exhibit d.1.m) with Post-Effective Amendment No. 128 (File No. 002-16590) on January 24, 2020, and incorporated herein by reference.

n)	Fourteenth Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA effective [_____] [__], 2020, to be filed by amendment.

2.	Subadvisory Agreement among Registrant, VIA and Kayne Anderson Rudnick Investment Management, LLC (“KAR”) dated March 10, 2008, filed via EDGAR (as Exhibit d.13) with Post-Effective Amendment No. 89 (File No. 002-16590) on June 6, 2008, and incorporated herein by reference.

a)	First Amendment to Subadvisory Agreement among Registrant, VIA and KAR dated June 22, 2009, filed via EDGAR (as Exhibit d.14) with Post-Effective Amendment No. 91 (File No. 002-16590) on June 22, 2009, and incorporated herein by reference.

b)	Second Amendment to Subadvisory Agreement among Registrant, VIA and KAR dated September 1, 2009, filed via EDGAR (as Exhibit 6.p) with the Registration Statement (File No. 333-163916) on Form N-14 on December 22, 2009, and incorporated herein by reference.

c)	Third Amendment to Subadvisory Agreement among Registrant, VIA and KAR dated January 1, 2010, filed via EDGAR (as Exhibit 6.s) with the Registration Statement (File No. 333-165702) on Form N-14 on March 25, 2010, and incorporated herein by reference.

d)	Fourth Amendment to Subadvisory Agreement among Registrant, VIA and KAR dated September 30, 2011, filed via EDGAR (as Exhibit d.4.e) with Post-Effective Amendment No. 95 (File No. 002-16590) on July 27, 2012, and incorporated herein by reference.

3.	Subadvisory Agreement among Registrant, VIA and KAR dated February 22, 2012, filed via EDGAR (as Exhibit d.4.f) with Post-Effective Amendment No. 95 (File No. 002-16590) on July 27, 2012, and incorporated herein by reference.

4.	Subadvisory Agreement among Registrant, VIA and KAR dated November 2, 2016, filed via EDGAR (as Exhibit d.4) with Post-Effective Amendment No. 110 (File No. 002-16590) on April 10, 2017, and incorporated herein by reference.

a)	First Amendment to Subadvisory Agreement among Registrant, VIA and KAR dated June 4, 2019, filed via EDGAR (as Exhibit 6(v)) to Form N-14 (File No. 333-239625) on July 1, 2020, and incorporated herein by reference.

5.	Subadvisory Agreement among Registrant, VIA and KAR dated March 6, 2018, filed via EDGAR (as Exhibit d.5) with Post-Effective Amendment No. 117 (File No. 002-16590) on March 6, 2018, and incorporated herein by reference.

6.	*Subadvisory Agreement among Registrant, VIA and KAR dated September 1, 2020, filed via EDGAR (as Exhibit d.6) herewith.

7.	Subadvisory Agreement among Registrant, VIA and Newfleet Asset Management, LLC (formerly SCM Advisors, LLC) (“Newfleet”) dated June 8, 2009, filed via EDGAR (as Exhibit d.16) with Post-Effective Amendment No. 91 (File No. 002-16590) on June 22, 2009, and incorporated herein by reference.

a)	First Amendment to Subadvisory Agreement among Registrant, VIA and Newfleet dated January 1, 2010, filed via EDGAR (as Exhibit 6.q) with the Registration Statement (File No. 333-165702) on Form N-14 on March 25, 2010, and incorporated herein by reference.

8.	Subadvisory Agreement among Registrant, VIA and Sustainable Growth Advisers, LP (“SGA”) dated May 3, 2019, filed via EDGAR (as Exhibit d.8) with Post-Effective Amendment No. 123 (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

9.	Subadvisory Agreement among Registrant, VIA and SGA dated May 28, 2019, filed via EDGAR (as Exhibit d.9) with Post-Effective Amendment No. 123 (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

a)	First Amendment to Subadvisory Agreement among Registrant, VIA and SGA dated [______] [__], 2020, to be filed by amendment.

(e)	Underwriting Agreement

1.	Underwriting Agreement between Registrant and VP Distributors, LLC (formerly Phoenix Equity Planning Corporation)(“VP Distributors”), made as of November 19, 1997, filed via EDGAR (as Exhibit 6.1) with Post-Effective Amendment No. 64 (File No. 002-16590) on October 6, 1998, and incorporated herein by reference.

2.	Form of Sales Agreement between VP Distributors and dealers, effective September 2019, filed via EDGAR (as Exhibit e.2) with Post-Effective Amendment No. 41 to Virtus Alternative Solutions Trust’s (“VAST”) Registration Statement (File No. 333-191940) on October 30, 2019, and incorporated herein by reference.

a)	Amended Annex A to Form of Sales Agreement between VP Distributors and dealers effective August 2020, filed via EDGAR (as Exhibit e.2.a) with Post-Effective Amendment No. 130 (File No. 002-16590) on August 31, 2020, and incorporated herein by reference.

(f)	Amended and Restated Deferred Compensation Program, effective January 1, 2020, filed via EDGAR (as Exhibit f) with Post-Effective Amendment No. 109 to VOT’s Registration Statement (File No. 033-65137) on January 22, 2020, and incorporated herein by reference.

(g)	Custodian Agreement

1.	Custody Agreement between VAST and The Bank of New York Mellon dated March 21, 2014, filed via EDGAR (as Exhibit g.1) with Pre-Effective Amendment No. 3 to VAST’s Registration Statement (File No. 333-191940) on March 28, 2014, and incorporated herein by reference.

a)	Amendment to Custody Agreement between VAST and The Bank of New York Mellon effective May 19, 2015, filed via EDGAR (as Exhibit g.1.b) with Post-Effective Amendment No. 16 to VAST’s Registration Statement (File No. 333-191940) on May 29, 2015, and incorporated herein by reference.

b)	Amendment to Custody Agreement between VAST and The Bank of New York Mellon dated as of September 1, 2015, filed via EDGAR (as Exhibit g.1.c) with Post-Effective Amendment No. 24 to VAST’s Registration Statement (File No. 333-191940) on February 26, 2016, and incorporated herein by reference.

c)	Joinder Agreement and Amendment to Custody Agreement between VAST, Registrant and VOT (Registrant and VOT collectively, “Virtus Mutual Funds”), VAT, Virtus Retirement Trust (“VRT”; formerly known as Virtus Institutional Trust), Virtus Variable Insurance Trust (“VVIT”) and The Bank of New York Mellon dated September 11, 2017, filed via EDGAR (as Exhibit g.1.d) with Post-Effective Amendment No. 114 (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

d)	Amendment to Custody Agreement between VAST, Virtus Mutual Funds, VAT, VRT and VVIT and The Bank of New York Mellon dated as of December 1, 2018, filed via EDGAR (as Exhibit 9(e)) to Form N-14 (File No. 333-228766) on December 12, 2018, and incorporated herein by reference.

e)	Form of Amendment to Custody Agreement between VAST, Virtus Mutual Funds, VRT, VVIT and VAT and The Bank of New York Mellon dated as of March 8, 2019, filed via EDGAR (as Exhibit g.1.e) with Post-Effective Amendment No. 82 to VVIT’s Registration Statement (File No. 033-05033) on April 22, 2019, and incorporated herein by reference.

f)	Amendment to Custody Agreement between VAST, Virtus Mutual Funds, VRT, VVIT and VAT and The Bank of New York Mellon dated as of May 22, 2019, filed via EDGAR (as Exhibit g.1.f) with Post-Effective Amendment No. 123 (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

g)	Amendment to Custody Agreement between VAST, Virtus Mutual Funds, VRT, VAT, VVIT and The Bank of New York Mellon dated as of September 1, 2019, filed via EDGAR (as Exhibit g.1.g) with Post-Effective Amendment No. 105 to VOT’s Registration Statement (File No. 033-65137) on September 30, 2019, and incorporated herein by reference.

h)	Amendment to Custody Agreement between VAST, Virtus Mutual Funds, VRT, VAT, VVIT and the Bank of New York Mellon dated as of November 18, 2019, filed via EDGAR (as Exhibit g.1.h) with Post-Effective Amendment No. 109 to VOT’s Registration Statement (File No. 033-65137) on January 22, 2020, and incorporated herein by reference.

i)	Amendment to Custody Agreement between VAST, Virtus Mutual Funds, VRT, VAT, VVIT and the Bank of New York Mellon dated as of [_____] [__], 2020, to be filed by amendment.

2.	Foreign Custody Manager Agreement between VAST and The Bank of New York Mellon dated as of March 21, 2014, filed via EDGAR (as Exhibit g.2) with Pre-Effective Amendment No. 4 to VAST’s Registration Statement (File No. 333-191940) on April 4, 2014, and incorporated herein by reference.

a)	Amendment to Foreign Custody Manager Agreement between VAST and The Bank of New York Mellon dated as of August 19, 2014, filed via EDGAR (as Exhibit g.2.a) with Post-Effective Amendment No. 4 to VAST’s Registration Statement (File No. 333-191940) on September 8, 2014, and incorporated herein by reference.

b)	Amendment to Foreign Custody Manager Agreement between VAST and The Bank of New York Mellon dated as of May 19, 2015, filed via EDGAR (as Exhibit g.2.b) with Post-Effective Amendment No. 16 to VAST’s Registration Statement (File No. 333-191940) on May 29, 2015, and incorporated herein by reference.

c)	Amendment to Foreign Custody Manager Agreement between VAST and The Bank of New York Mellon dated as of September 1, 2015, filed via EDGAR (as Exhibit g.2.c) with Post-Effective Amendment No. 24 to VAST’s Registration Statement (File No. 333-191940) on February 26, 2016, and incorporated herein by reference.

d)	Joinder Agreement and Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT and The Bank of New York Mellon dated as of December 1, 2018, filed via EDGAR (as Exhibit 9(j)) to Form N-14 (File No. 333-228766) on December 12, 2018, and incorporated herein by reference.

e)	Form of Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT and The Bank of New York Mellon dated as of March 8, 2019, filed via EDGAR (as Exhibit g.2.e) with Post-Effective Amendment No. 82 to VVIT’s Registration Statement (File No. 033-05033) on April 22, 2019, and incorporated herein by reference.

f)	Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT and The Bank of New York Mellon dated as of May 22, 2019, filed via EDGAR (as Exhibit g.2.f) with Post-Effective Amendment No. 123 (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

g)	Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT and The Bank of New York Mellon dated as of September 1, 2019, filed via EDGAR (as Exhibit g.2.g) with Post-Effective Amendment No. 105 to VOT’s Registration Statement (File No. 033-65137) on September 30, 2019, and incorporated herein by reference.

h)	Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT and The Bank of New York Mellon dated as of November 18, 2019, filed via EDGAR (as Exhibit g.2.h) with Post-Effective Amendment No. 109 to VOT’s Registration Statement (File No. 033-65137) on January 22, 2020, and incorporated herein by reference.

i)	Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT and The Bank of New York Mellon dated as of [_____] [__], 2020, to be filed by amendment.

(h)	Other Material Contracts

1.	Amended and Restated Transfer Agency and Service Agreement between Virtus Mutual Funds, VAST, VAT, VRT, and Virtus Fund Services, LLC (“Virtus Fund Services”) dated September 20, 2018, filed via EDGAR (as Exhibit h.1) with Post-Effective Amendment No. 119 (File No. 002-16590) on November 16, 2018, and incorporated herein by reference.

2.	Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), dated April 15, 2011, filed via EDGAR (as Exhibit h.6) with Post-Effective Amendment No. 54 to Virtus Insight Trust’s (“VIT”) Registration Statement (File No. 033-64915) on April 27, 2012, and incorporated herein by reference.

a)	Adoption and Amendment Agreement among Virtus Mutual Funds, VAST, Virtus Fund Services and BNY Mellon, dated as of March 21, 2014, filed via EDGAR (as Exhibit h.2.b) with Pre-Effective Amendment No. 4 to VAST’s Registration Statement (File No. 333-191940) on April 4, 2014, and incorporated herein by reference.

b)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, Virtus Fund Services and BNY Mellon, dated as of August 19, 2014, filed via EDGAR (as Exhibit h.2.a) with Post-Effective Amendment No. 4 to VAST’s Registration Statement (File No. 333-191940) on September 8, 2014, and incorporated herein by reference.

c)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among VAST, Virtus Mutual Funds, Virtus Fund Services and BNY Mellon dated as of June 1, 2014, filed via EDGAR (as Exhibit h.2.c) with Post-Effective Amendment No. 92 to VOT’s Registration Statement (File No. 033-65137) on January 20, 2017, and incorporated herein by reference.

d)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, Virtus Fund Services and BNY Mellon, dated as of November 12, 2014, filed via EDGAR (as Exhibit h.2.c) with Post-Effective Amendment No. 80 to VOT’s Registration Statement (File No. 033-65137) on January 27, 2015, and incorporated herein by reference.

e)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, Virtus Fund Services and BNY Mellon, dated as of May 28, 2015, filed via EDGAR (as Exhibit h.2.d) with Post-Effective Amendment No. 18 to VAST’s Registration Statement (File No. 333-191940) on June 5, 2015, and incorporated herein by reference.

f)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of December 10, 2015, filed via EDGAR (as Exhibit h.2.e) with Post-Effective Amendment No. 35 to VRT’s Registration Statement (File No. 033-80057) on January 8, 2016, and incorporated herein by reference.

g)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of February 1, 2017, filed via EDGAR (as Exhibit h.2.g) with Post-Effective Amendment No. 112 (File No. 002-16590) on July 26, 2017, and incorporated herein by reference.

h)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of February 1, 2017, filed via EDGAR (as Exhibit h.2.h) with Post-Effective Amendment No. 114 (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

i)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of September 18, 2017, filed via EDGAR (as Exhibit h.2.i) with Post-Effective Amendment No. 114 (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

j)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of January 1, 2018, filed via EDGAR (as Exhibit h.2.j) with Post-Effective Amendment No. 114 (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

k)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of September 20, 2018, filed via EDGAR (as Exhibit h.2.k) with Post-Effective Amendment No. 119 (File No. 002-16590) on November 16, 2018, and incorporated herein by reference.

l)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of December 21, 2018, filed via EDGAR (as Exhibit h.2.l) with Post-Effective Amendment No. 120 (File No. 002-16590) on January 25, 2019, and incorporated herein by reference.

m)	Form of Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of March 22, 2019, filed via EDGAR (as Exhibit h.2.m) with Post-Effective Amendment No. 35 to VAT’s Registration Statement (File No. 333-08045) on April 25, 2019, and incorporated herein by reference.

n)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of May 22, 2019, filed via EDGAR (as Exhibit h.2.n) with Post-Effective Amendment No. 123 (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

o)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of September 1, 2019, filed via EDGAR (as Exhibit h.2.o) with Post-Effective Amendment No. 105 to VOT’s Registration Statement (File No. 033-65137) on September 30, 2019, and incorporated herein by reference.

p)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of November 18, 2019, filed via EDGAR (as Exhibit h.2.p) with Post-Effective Amendment No. 109 to VOT’s Registration Statement (File No. 033-65137) on January 22, 2020, and incorporated herein by reference.

q)	Amendment to Sub-Transfer Agency and Shareholder Services Agreement among Virtus Mutual Funds, VAT, VAST, VRT, Virtus Fund Services and BNY Mellon, dated as of [_____] [__], 2020, to be filed by amendment.

3.	Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services), effective as of January 1, 2010, filed via EDGAR (as Exhibit h.6) with Post-Effective Amendment No. 36 to VOT’s Registration Statement (File No. 033-65137) on January 28, 2010, and incorporated herein by reference.

a)	First Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services) effective as of April 14, 2010, filed via EDGAR (as Exhibit h.9) with Post-Effective Amendment No. 44 to VOT’s Registration Statement (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

b)	Second Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services), effective as of June 30, 2010, filed via EDGAR (as Exhibit h.10) with Post-Effective Amendment No. 44 to VOT’s Registration Statement (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

c)	Third Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services), effective as of September 14, 2010, filed via EDGAR (as Exhibit h.11), with Post-Effective Amendment No. 44 to VOT’s Registration Statement (File No. 033-65137) on January 27, 2011, and incorporated herein by reference.

d)	Fourth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services) effective as of January 1, 2011, filed via EDGAR (as Exhibit h.9), with Post-Effective Amendment No. 51 to VOT’s Registration Statement (File No. 033-65137) on January 27, 2012, and incorporated herein by reference.

e)	Fifth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services) effective as of March 15, 2011, filed via EDGAR (as Exhibit h.15), with Post-Effective Amendment No. 51 to VOT’s Registration Statement (File No. 033-65137) on January 27, 2012, and incorporated herein by reference.

f)	Sixth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and VP Distributors (since assigned to Virtus Fund Services), effective as of August 28, 2012, filed via EDGAR (as Exhibit h.2.f) with Post-Effective Amendment No. 61 to VOT’s Registration Statement (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

g)	Seventh Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds and VP Distributors (since assigned to Virtus Fund Services), effective as of December 18, 2012, filed via EDGAR (as Exhibit h.2.g) with Post-Effective Amendment No. 61 to VOT’s Registration Statement (File No. 033-65137) on January 25, 2013, and incorporated herein by reference.

h)	Eighth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds and Virtus Fund Services, effective as of June 10, 2013, filed via EDGAR (as Exhibit h.3.h), with Post-Effective Amendment No. 64 to VOT’s Registration Statement (File No. 033-65137) on June 10, 2013, and incorporated herein by reference.

i)	Ninth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds and Virtus Fund Services, effective as of December 18, 2013, filed via EDGAR (as Exhibit h.3.i), with Post-Effective Amendment No. 70 to VOT’s Registration Statement (File No. 033-65137) on January 27, 2014, and incorporated herein by reference.

j)	Tenth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds and Virtus Fund Services, effective as of November 13, 2014, filed via EDGAR (as Exhibit h.3.j) with Post-Effective Amendment No. 74 to VOT’s Registration Statement (File No. 033-65137) on November 12, 2014, and incorporated herein by reference.

k)	Eleventh Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds and Virtus Fund Services, effective as of January 1, 2015, filed via EDGAR (as Exhibit h.3.k) with Post-Effective Amendment No. 80 to VOT’s Registration Statement (File No. 033-65137) on January 27, 2015, and incorporated herein by reference.

l)	Twelfth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds and Virtus Fund Services, effective as of March 19, 2015, filed via EDGAR (as Exhibit h.3.l) with Post-Effective Amendment No. 82 to VOT’s Registration Statement (File No. 033-65137) on March 13, 2015, and incorporated herein by reference.

m)	Thirteenth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and Virtus Fund Services, effective as of January 8, 2016, filed via EDGAR (as Exhibit h.3.m) with Post-Effective Amendment No. 35 to VRT’s Registration Statement (File No. 033-80057) on January 8, 2016, and incorporated herein by reference.

n)	Fourteenth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT and Virtus Fund Services, effective as of December 1, 2016, filed via EDGAR (as Exhibit h.3.n) with Post-Effective Amendment No. 92 to VOT’s Registration Statement (File No. 033-65137) on January 20, 2017, and incorporated herein by reference.

o)	Fifteenth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT, VAT and Virtus Fund Services, effective as of June 12, 2017, filed via EDGAR (as Exhibit h.3.o) with Post-Effective Amendment No. 26 to VAT’s Registration Statement (File No. 333-08045) on June 22, 2017, and incorporated herein by reference.

p)	Sixteenth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VRT, VAT and Virtus Fund Services, effective as of March 6, 2018, filed via EDGAR (as Exhibit h.4.p) with Post-Effective Amendment No. 117 (File No. 002-16590) on March 6, 2018, and incorporated herein by reference.

q)	Seventeenth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VAT and Virtus Fund Services, effective as of May 3, 2019, filed via EDGAR (as Exhibit h.3.q) with Post-Effective Amendment No. 123 (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

r)	Eighteenth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VAT and Virtus Fund Services, effective as of June 12, 2019, filed via EDGAR (as Exhibit h.3.r) with Post-Effective Amendment No. 123 (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

s)	Nineteenth Amendment to Amended and Restated Administration Agreement between Virtus Mutual Funds, VAT and Virtus Fund Services, effective as of [_____] [__], 2020, to be filed by amendment.

4.	Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of January 1, 2010, filed via EDGAR (as Exhibit h.5) with Post-Effective Amendment No. 50 to VIT’s Registration Statement (File No. 033-64915) on February 25, 2010, and incorporated herein by reference.

a)	First Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of June 30, 2010, filed via EDGAR (as Exhibit h.13) with Post-Effective Amendment No. 52 to VIT’s Registration Statement (File No. 033-64915) on April 28, 2011, and incorporated herein by reference.

b)	Second Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of September 14, 2010, filed via EDGAR (as Exhibit h.14) with Post-Effective Amendment No. 52 to VIT’s Registration Statement (File No. 033-64915) on April 28, 2011, and incorporated herein by reference.

c)	Third Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of March 15, 2011, filed via EDGAR (as Exhibit h.15) with Post-Effective Amendment No. 52 to VIT’s Registration Statement (File No. 033-64915) on April 28, 2011, and incorporated herein by reference.

d)	Fourth Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of August 28, 2012, filed via EDGAR (as Exhibit h.4.d) with Post-Effective Amendment No. 56 to VIT’s Registration Statement (File No. 033-64915) on April 29, 2013, and incorporated herein by reference.

e)	Fifth Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, effective as of December 18, 2012, filed via EDGAR (as Exhibit h.4.e) with Post-Effective Amendment No. 56 to VIT’s Registration Statement (File No. 033-64915) on April 29, 2013, and incorporated herein by reference.

f)	Sixth Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, Virtus Fund Services and BNY Mellon, effective as of June 10, 2013, filed via EDGAR (as Exhibit h.4.f) with Post-Effective Amendment No. 64 to VOT’s Registration Statement (File No. 033-65137) on June 10, 2013, and incorporated herein by reference.

g)	Seventh Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, Virtus Fund Services and BNY Mellon, effective as of December 18, 2013, filed via EDGAR (as Exhibit h.4.g) with Post-Effective Amendment No. 70 to VOT’s Registration Statement (File No. 033-65137) on January 27, 2014, and incorporated herein by reference.

h)	Joinder Agreement and Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VAST, VVIT, VATS Offshore Fund, Ltd. (“VATS”), Virtus Fund Services and BNY Mellon, dated February 24, 2014, filed via EDGAR (as Exhibit h.4.h) with Pre-Effective Amendment No. 3 to VAST’s Registration Statement (File No. 333-191940) on March 28, 2014, and incorporated herein by reference.

i)	Joinder Agreement to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VRT, VVIT, VAST, VATS, Virtus Fund Services and BNY Mellon, dated December 10, 2015, filed via EDGAR (as Exhibit h.4.i) with Post-Effective Amendment No. 35 to VRT’s Registration Statement (File No. 033-80057) on January 8, 2016, and incorporated herein by reference.

j)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VATS, Virtus Fund Services and BNY Mellon dated July 27, 2016, filed via EDGAR (as Exhibit h.4.j) with Post-Effective Amendment No. 31 to VAST’s Registration Statement (File No. 333-191940) on April 10, 2017, and incorporated herein by reference.

k)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, Virtus Fund Services and BNY Mellon dated April, 2017, filed via EDGAR (as Exhibit h.4.k) with Post-Effective Amendment No. 112 (File No. 002-16590) on July 26, 2017, and incorporated herein by reference.

l)	Joinder Agreement and Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, Virtus Fund Services and BNY Mellon dated September 21, 2017, filed via EDGAR (as Exhibit h.4.l) with Post-Effective Amendment No. 114 (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

m)	Form of Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, Virtus Fund Services and BNY Mellon dated December 1, 2018, filed via EDGAR (as Exhibit 13(rr)) to Form N-14 (File No. 333-228766) on December 12, 2018, and incorporated herein by reference.

n)	Form of Amendment to Sub-Administration Agreement and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, Virtus Fund Services and BNY Mellon dated March 8, 2019, filed via EDGAR (as Exhibit h.3.n) with Post-Effective Amendment No. 82 to VVIT’s Registration Statement (File No. 033-05033) on April 22, 2019, and incorporated herein by reference.

o)	Amendment to Sub-Administration Agreement and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, Virtus Fund Services and BNY Mellon dated May 22, 2019, filed via EDGAR (as Exhibit h.4.o) with Post-Effective Amendment No. 123 (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

p)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, Virtus Fund Services and BNY Mellon dated September 1, 2019, filed via EDGAR (as Exhibit h.4.p) with Post-Effective Amendment No. 105 to VOT’s Registration Statement (File No. 033-65137) on September 30, 2019, and incorporated herein by reference.

q)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, Virtus Fund Services and BNY Mellon dated November 18, 2019, filed via EDGAR (as Exhibit h.4.q) with Post-Effective Amendment No. 109 to VOT’s Registration Statement (File No. 033-65137) on January 22, 2020, and incorporated herein by reference.

r)	Amendment to Sub-Administration and Accounting Services Agreement among Virtus Mutual Funds, VVIT, VRT, VAST, VAT, Virtus Fund Services and BNY Mellon dated [_____] [__], 2020, to be filed by amendment.

5.	*Twenty-Sixth Amended and Restated Expense Limitation Agreement between Registrant and VIA effective September 1, 2020, filed via EDGAR (as Exhibit h.6) herewith.

6.	Twenty-Seventh Amended and Restated Expense Limitation Agreement between Registrant and VIA effective [_____] [__], 2020, to be filed by amendment.

7.	Amended and Restated Fee Waiver Agreement between Registrant and VP Distributors effective as of June 30, 2011, filed via EDGAR (as Exhibit h.6) with Post-Effective Amendment No. 95 (File No. 002-16590) on July 27, 2012, and incorporated herein by reference.

8.	Form of Indemnification Agreement with each Trustee of Registrant, effective as of October 24, 2016, filed via EDGAR (as Exhibit h.9) with Post-Effective Amendment No. 92 to VOT’s Registration Statement (File No. 033-65137) on January 20, 2017, and incorporated herein by reference.

a)	Form of Joinder Agreement and Amendment to the Indemnification Agreement with George R. Aylward, Philip R. McLoughlin, Geraldine M. McNamara, James M. Oates, Richard E. Segerson and Ferdinand L.J. Verdonck (since retired), effective as of January 18, 2017, filed via EDGAR (as Exhibit h.7.a) with Post-Effective Amendment No. 26 to VAT’s Registration Statement (File No. 333-08045) on June 22, 2017, and incorporated herein by reference.

b)	Form of Joinder Agreement and Amendment to the Indemnification Agreement with Thomas J. Brown, Donald C. Burke, Roger A. Gelfenbien (since retired), John R. Mallin and Hassell H. McClellan, effective as of February 27, 2017, filed via EDGAR (as Exhibit h.7.b) with Post-Effective Amendment No. 26 to VAT’s Registration Statement (File No. 333-08045) on June 22, 2017, and incorporated herein by reference.

9.	Form of Indemnification Agreement with Sidney E. Harris and Connie D. McDaniel, effective as of July 17, 2017, filed via EDGAR (as Exhibit h.9) with Post-Effective Amendment No. 112 (File No. 002-16590) on July 26, 2017, and incorporated herein by reference.

10.	Form of Indemnification Agreement with R. Keith Walton and Brian T. Zino, effective as of January 1, 2020, filed via EDGAR (as Exhibit h.10) with Post-Effective Amendment No. 109 to VOT’s Registration Statement (File No. 033-65137) on January 22, 2020, and incorporated herein by reference.

(i)	Legal Opinion

1.	Opinion of Counsel as to legality of the shares dated November 11, 2014 filed via EDGAR (as Exhibit i.1) with Post-Effective Amendment No. 102 (File No. 002-16590) on November 12, 2014, and incorporated herein by reference.

2.	Opinion of Counsel as to legality of shares dated October 24, 2016, filed via EDGAR (as Exhibit i.2) with Post-Effective Amendment No. 108 (File No. 002-16590) on November 1, 2016, and incorporated herein by reference.

3.	Opinion of Counsel as to legality of the shares dated April 5, 2017, filed via EDGAR (as Exhibit i.3) with Post-Effective Amendment No. 110 (File No. 002-16590) on April 10, 2017, and incorporated herein by reference.

4.	Opinion of Counsel as to legality of the shares dated January 24, 2018, filed via EDGAR (as Exhibit i.4) with Post-Effective Amendment No. 116 (File No. 002-16590) on January 25, 2018, and incorporated herein by reference.

5.	Opinion of Counsel as to legality of the shares dated February 23, 2018, filed via EDGAR (as Exhibit i.5) with Post-Effective Amendment No. 117 (File No. 002-16590) on March 6, 2018, and incorporated herein by reference.

6.	Opinion of Counsel as to legality of the shares dated November 9, 2018, filed via EDGAR (as Exhibit i.6) with Post-Effective Amendment No. 119 (File No. 002-16590) on November 16, 2018, and incorporated herein by reference.

7.	Opinion of Counsel as to legality of the shares dated March 27, 2019, filed via EDGAR (as Exhibit i.7) with Post-Effective Amendment No. 122 (File No. 002-16590) on March 29, 2019, and incorporated herein by reference.

8.	Opinion of Counsel as to legality of shares dated July 31, 2019, filed via EDGAR (as Exhibit i.8) with Post-Effective Amendment No. 125 (File No. 002-16590) on July 31, 2019, and incorporated herein by reference.

9.	Opinion of Counsel as to legality of shares dated August 16, 2020, filed via EDGAR (as Exhibit i.9) with Post-Effective Amendment No. 130 (File No. 002-16590) on August 31, 2020, and incorporated herein by reference.

10.	*Consent of Sullivan & Worcester LLP filed via EDGAR (as Exhibit i.9) filed herewith.

(j)	Other Opinions

1.	*Consent of Independent Registered Public Accounting Firm filed via EDGAR (as Exhibit j.1) filed herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)	Rule 12b-1 Plans

1.	Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), effective March 1, 2007, filed via EDGAR (as Exhibit m.1) with Post-Effective Amendment No. 85 (File No. 002-16590) on October 25, 2007, and incorporated herein by reference.

a)	Amendment No. 1 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act effective March 10, 2008, filed via EDGAR (as Exhibit m.4) with Post-Effective Amendment No. 88 (File No. 002-16590) on March 10, 2008, and incorporated herein by reference.

b)	Amendment No. 2 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act effective June 22, 2009, filed via EDGAR (as Exhibit m.7) with Post-Effective Amendment No. 91 (File No. 002-16590) on June 22, 2009, and incorporated herein by reference.

c)	Amendment No. 3 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act effective March 6, 2018, filed via EDGAR (as Exhibit m.1.c) with Post-Effective Amendment No. 117 (File No. 002-16590) on March 6, 2018, and incorporated herein by reference.

d)	Amendment No. 4 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act effective November 14, 2018, filed via EDGAR (as Exhibit 10(e)) to Form N-14 (File No. 333-228766) on December 12, 2018, and incorporated herein by reference.

e)	Amendment No. 5 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act effective June 12, 2019, filed via EDGAR (as Exhibit m.1.e) with Post-Effective Amendment No. 123 (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

f)	Amendment No. 6 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act effective [_____] [__], 2020, to be filed by amendment.

2.	Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act effective March 1, 2007, filed via EDGAR (as Exhibit m.2) with Post-Effective Amendment No. 85 (File No. 002-16590) on October 25, 2007, and incorporated herein by reference.

a)	Amendment No. 1 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act effective March 10, 2008, filed via EDGAR (as Exhibit m.6) with Post-Effective Amendment No. 88 (File No. 002-16590) on March 10, 2008, and incorporated herein by reference.

b)	Amendment No. 2 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act effective June 22, 2009, filed via EDGAR (as Exhibit m.8) with Post-Effective Amendment No. 91 (File No. 002-16590) on June 22, 2009, and incorporated herein by reference.

c)	Amendment No. 3 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act effective March 6, 2018, filed via EDGAR (as Exhibit m.2.c) with Post-Effective Amendment No. 117 (File No. 002-16590) on March 6, 2018, and incorporated herein by reference.

d)	Amendment No. 4 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act effective November 14, 2018, filed via EDGAR (as Exhibit 10(j)) to Form N-14 (File No. 333-228766) on December 12, 2018, and incorporated herein by reference.

e)	Amendment No. 5 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act effective June 12, 2019, filed via EDGAR (as Exhibit m.2.e) with Post-Effective Amendment No. 123 (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

f)	Amendment No. 6 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act effective [_____] [__], 2020, to be filed by amendment.

(n)	Rule 18f-3 Plan

1.	Amended and Restated Plan Pursuant to Rule 18f-3 under the 1940 Act effective as of December 5, 2019, filed via EDGAR (as Exhibit n.1) with Post-Effective Amendment No. 109 to VOT’s Registration Statement (File No. 033-65137) on January 22, 2020, and incorporated herein by reference.

2.	Amended and Restated Plan Pursuant to Rule 18f-3 under the 1940 Act effective as of [_____] [__], 2020, to be filed by Amendment.

(o)	Reserved

(p)	Codes of Ethics

1.	Amended and Restated Code of Ethics of the Virtus Funds effective October 2017, filed via EDGAR (as Exhibit p.1) with Post-Effective Amendment No. 114 (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

2.	Amended and Restated Code of Ethics of VIA, VP Distributors and other Virtus Affiliates (including KAR, Newfleet and SGA) dated October 1, 2017, filed via EDGAR (as Exhibit p.2) with Post-Effective Amendment No. 114 (File No. 002-16590) on December 21, 2017, and incorporated herein by reference.

3.	Code of Ethics of Sustainable Growth Advisers, LP effective December 6, 2016, filed via EDGAR (as Exhibit p.3) with Post-Effective Amendment No. 123 (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

(q)	Powers of Attorney

1.	Power of Attorney for Trustees George R. Aylward, Philip R. McLoughlin, Geraldine M. McNamara, James M. Oates and Richard E. Segerson, dated June 2, 2010, filed via EDGAR (as Exhibit q) with Post-Effective Amendment No. 82 to VOT’s Registration Statement (File No. 033-65137) on March 13, 2015, and incorporated herein by reference.

2.	Power of Attorney for Trustee Hassell H. McClellan, dated January 21, 2015, filed via EDGAR (as Exhibit r) with Post-Effective Amendment No. 82 to VOT’s Registration Statement (File No. 033-65137) on March 13, 2015, and incorporated herein by reference.

3.	Power of Attorney for Trustees Thomas J. Brown, Donald C. Burke, Roger A. Gelfenbien (since retired) and John R. Mallin, dated June 30, 2016, filed via EDGAR (as Exhibit q.3) with Post-Effective Amendment No. 87 to VOT’s Registration Statement (File No. 033-65137) on July 8, 2016, and incorporated herein by reference.

4.	Power of Attorney for Trustees Sidney E. Harris and Connie D. McDaniel dated June 26, 2017, filed via EDGAR (as Exhibit q.4) with Post-Effective Amendment No. 112 (File No. 002-16590) on July 26, 2017, and incorporated herein by reference.

5.	Power of Attorney for Trustees R. Keith Walton and Brian T. Zino dated December 12, 2019, filed via EDGAR (as Exhibit q.5) with Post-Effective Amendment No. 108 to VOT’s Registration Statement (File No. 033-65137) on January 15, 2020, and incorporated herein by reference.

Item 29.	Persons Controlled by or Under Common Control with the Fund

None.

Item 30.	Indemnification

The indemnification of Registrant’s principal underwriter against certain losses is provided for in Section 16 of the Underwriting Agreement incorporated herein by reference to Exhibit e.1. Indemnification of Registrant’s Custodian is provided for in Section 9.9, among others, of the Custody Agreement incorporated herein by reference to Exhibit g.1. The indemnification of Registrant’s Transfer Agent is provided for in Article 6 of the Amended and Restated Transfer Agency and Service Agreement incorporated herein by reference to Exhibit h.1. The Trust has entered into Indemnification Agreements with each trustee, the form of which is incorporated herein by reference to Exhibits h.8, h.8.a, h.8.b, h.9, and h.10 whereby the Registrant shall indemnify the trustee for expenses incurred in any proceeding in connection with the trustee’s service to the Registrant subject to certain limited exceptions.

In addition, Article VII sections 2 and 3 of the Registrant’s Agreement and Declaration of Trust incorporated herein by reference to Exhibits a.1-5, provides in relevant part as follows:

“A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager or Principal Underwriter of the Trust. The Trust (i) may indemnify an agent of the Trust or any Person who is serving or has served at the Trust’s request as an agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise and (ii) shall indemnify each Person who is, or has been, a Trustee, officer or employee of the Trust and any Person who is serving or has served at the Trust’s request as a director, officer, trustee, or employee of another organization in which the Trust has any interest as a shareholder, creditor or otherwise, in the case of (i) and (ii), to the fullest extent consistent with the Investment Company Act of 1940, as amended, and in the manner provided in the By-Laws; provided that such indemnification shall not be available to any of the foregoing Persons in connection with a claim, suit or other proceeding by any such Person against the Trust or a Series (or Class) thereof.

All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series (or Class thereof if the Trustees have included a Class limitation on liability in the agreement with such person as provided below), or, if the Trustees have yet to establish Series, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. …

… A Trustee shall be liable to the Trust and to any Shareholder solely for her or his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice.”

In addition, Article III section 7 of such Agreement and Declaration of Trust provides for the indemnification of shareholders of the Registrant as follows: “If any Shareholder or former Shareholder shall be exposed to liability by reason of a claim or demand relating to such Person being or having been a Shareholder, and not because of such Person’s acts or omissions, the Shareholder or former Shareholder (or such Person’s heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust against all cost and expense reasonably incurred in connection with such claim or demand, but only out of the assets held with respect to the particular Series of Shares of which such Person is or was a Shareholder and from or in relation to which such liability arose. The Trust may, at its option and shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets held with respect to the particular series.”

Article VI Section 2 of the Registrant’s Bylaws incorporated herein by reference to Exhibits b.1-3, provides in relevant part, subject to certain exceptions and limitations, “every agent shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been an agent.” Such indemnification would not apply in the case of any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

The Investment Advisory Agreement, Subadvisory Agreements, Custody Agreement, Foreign Custody Manager Agreement, Sub-Administration and Accounting Services Agreement and Sub-Transfer Agency and Shareholder Services Agreement, each as amended, respectively provide that the Registrant will indemnify the other party (or parties, as the case may be) to the agreement for certain losses. Similar indemnities to those listed above may appear in other agreements to which the Registrant is a party.

The Registrant, in conjunction with VIA, the Registrant’s Trustees, and other registered investment management companies managed by VIA or its affiliates, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against such person and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser and Subadvisers

See “Management of the Funds” in the Prospectus and “Investment Advisory and Other Services” and “Management of the Trust” in the Statement of Additional Information which is included in this Post-Effective Amendment. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser and Subadvisers, reference is made to the Adviser’s and each Subadviser’s current Form ADV filed under the Investment Advisers Act of 1940, and incorporated herein by reference.

Adviser	SEC File No.:
VIA	801-5995
KAR	801-24241
Newfleet	801-51559
SGA	028-11076

Item 32.	Principal Underwriter

(a)	VP Distributors, LLC serves as the principal underwriter for the following registrants: Virtus Alternative Solutions Trust, Virtus Asset Trust, Virtus Equity Trust, Virtus Opportunities Trust, Virtus Retirement Trust and Virtus Variable Insurance Trust.

(b)	Directors and executive officers of VP Distributors, One Financial Plaza, Hartford, CT 06103 are as follows:

Name and Principal Business Address	Positions and Offices with Distributor	Positions and Offices with Registrant

George R. Aylward	Executive Vice President	President and Trustee

Kevin J. Carr	Vice President, Counsel and Secretary	Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg	Senior Vice President and Assistant Secretary	Senior Vice President and Chief Compliance Officer

David Hanley	Senior Vice President and Treasurer	None

Barry Mandinach	President	None

David C. Martin	Vice President and Chief Compliance Officer	Anti-Money Laundering Officer

Francis G. Waltman	Executive Vice President	Executive Vice President

(c)	To the best of the Registrant’s knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant’s last fiscal year.

Item 33.	Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder include:

Secretary of the Trust:	Principal Underwriter:
Kevin J. Carr, Esq. One Financial Plaza Hartford, CT 06103	VP Distributors, LLC One Financial Plaza Hartford, CT 06103

Investment Adviser:	Custodian:
Virtus Investment Advisers, Inc. One Financial Plaza Hartford, CT 06103	The Bank of New York Mellon 240 Greenwich Street New York, NY 10286

Fund Accountant, Sub-Administrator, Sub-Transfer Agent and Dividend Dispersing Agent:	Administrator and Transfer Agent:
The Bank of New York Mellon BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, DE 19809	Virtus Fund Services, LLC One Financial Plaza Hartford, CT 06103

Subadviser to: Virtus Tactical Allocation Fund	Subadviser to: Virtus SGA Emerging Markets Growth Fund, Virtus SGA Global Growth Fund and Virtus SGA New Leaders Growth Fund
Newfleet Asset Management, LLC One Financial Plaza Hartford, CT 06103	Sustainable Growth Advisers, LP 301 Tresser Blvd., Suite 1310 Stamford, CT 06901

Subadviser to: Virtus KAR Capital Growth Fund, Virtus KAR Equity Income Fund, Virtus KAR Global Quality Dividend Fund, Virtus KAR Mid-Cap Core Fund, Virtus KAR Mid-Cap Growth Fund, Virtus KAR Small-Cap Core Fund, Virtus KAR Small-Cap Growth Fund, Virtus KAR Small-Cap Value Fund, Virtus KAR Small-Mid Cap Core Fund and Virtus Tactical Allocation Fund
Kayne Anderson Rudnick Investment Management, LLC 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

PART C — OTHER INFORMATION

Exhibit List

d.6	Subadvisory Agreement
h.6	Twenty-Sixth Amended and Restated Expense Limitation Agreement
i.9	Consent of Sullivan & Worcester LLP
j.1	Consent of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness for this registration statement under Rule 485(b) of the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and the State of Connecticut on the 31st day of August, 2020.

VIRTUS EQUITY TRUST

By:	/s/ George R. Aylward
George R. Aylward
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed below by the following persons in the capacities indicated on the 31st day of August, 2020.

Signature	Title

/s/ George R. Aylward	Trustee and President
George R. Aylward	(principal executive officer)

/s/ W. Patrick Bradley	Chief Financial Officer and Treasurer
W. Patrick Bradley	(principal financial and accounting officer)

*
Thomas J. Brown	Trustee

*
Donald C. Burke	Trustee

*
Sidney E. Harris	Trustee

*
John R. Mallin	Trustee

*
Hassell H. McClellan	Trustee

*
Connie D. McDaniel	Trustee

*
Philip R. McLoughlin	Trustee and Chairman

*
Geraldine M. McNamara	Trustee

*
James M. Oates	Trustee

*
Richard E. Segerson	Trustee

*
R. Keith Walton	Trustee

*
Brian T. Zino	Trustee

*By:	/s/ George R. Aylward
*George R. Aylward, Attorney-in-Fact, pursuant to a power of attorney